                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Rule 14a-11(c) or Rule
                 14a-12

                             CONEXANT SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ------------------------------------------------------------
           (2)  Aggregate number of securities to which transaction applies:
                ------------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ------------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ------------------------------------------------------------
           (5)  Total fee paid:
                ------------------------------------------------------------
/ /        Fee paid previously with preliminary materials:
           -----------------------------------------------------------------
           Check box if any part of the fee is offset as provided by
/ /        Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ------------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ------------------------------------------------------------
           (3)  Filing Party:
                ------------------------------------------------------------
           (4)  Date Filed:
                ------------------------------------------------------------

[LOGO]



January 3, 2000


Dear Shareowner:


    Conexant's 2000 Annual Meeting of Shareowners will be held at 10:00 a.m. on Thursday, February 10, 2000 at the Company's headquarters, located at 4311 Jamboree Road in Newport Beach, California. We look forward to your attending either in person or by proxy. Details of the business to be conducted at the Annual Meeting are included in the attached Notice of Annual Meeting and Proxy Statement. Shareowners may also access the Notice of Annual Meeting and the Proxy Statement via the Internet at http://www.conexant.com.


    If you plan to attend the meeting, please request an admittance card by marking the appropriate box on the Proxy Card and returning it in the enclosed envelope, or by indicating your intention to attend when voting by telephone or via the Internet, and an admittance card will be forwarded to you promptly.

                                          Sincerely yours,


                                          /s/ Dwight W. Decker


                                          Dwight W. Decker
                                          CHAIRMAN OF THE BOARD AND CHIEF
                                          EXECUTIVE OFFICER

RETURN OF PROXY CARD


    Please complete, sign, date and return the accompanying Proxy Card promptly in the enclosed addressed envelope, even if you plan to attend the Annual Meeting. Postage need not be affixed to the envelope if mailed in the United States.

    The immediate return of your proxy will be of great assistance in preparing for the Annual Meeting and is therefore urgently requested. If you attend the Annual Meeting and have made arrangements to vote in person, your Proxy Card will not be used.

VOTING ELECTRONICALLY OR BY TELEPHONE

    Instead of submitting your proxy vote with the paper Proxy Card, you may be able to vote electronically via the Internet or by telephone in accordance with the procedures set forth on the Proxy Card.

IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON

    If you plan to attend the Annual Meeting to be held on Thursday,
February 10, 2000, at Conexant's headquarters, located at 4311 Jamboree Road, Newport Beach, California, please be sure to request an admittance card by:


    - marking the appropriate box on the Proxy Card and mailing the card using the enclosed envelope; or



    - indicating your desire to attend the meeting through Conexant's telephone or Internet voting procedures.



    IF YOU PLAN TO ATTEND THE ANNUAL MEETING, IT WILL BE NECESSARY FOR YOU TO OBTAIN AN ADMITTANCE CARD.


    IF YOUR SHARES ARE NOT REGISTERED IN YOUR OWN NAME AND YOU PLAN TO ATTEND THE ANNUAL MEETING AND VOTE YOUR SHARES IN PERSON, YOU SHOULD CONTACT YOUR BROKER OR AGENT IN WHOSE NAME YOUR SHARES ARE REGISTERED TO OBTAIN A BROKER'S PROXY AND BRING IT TO THE ANNUAL MEETING IN ORDER TO VOTE.

                             CONEXANT SYSTEMS, INC.
                               4311 JAMBOREE ROAD
                          NEWPORT BEACH, CA 92660-3095


                    NOTICE OF ANNUAL MEETING OF SHAREOWNERS

Dear Shareowner:

    You are cordially invited to attend the 2000 Annual Meeting of Shareowners of Conexant Systems, Inc. ("Conexant" or the "Company") which will be held on Thursday, February 10, 2000, at Conexant's headquarters, 4311 Jamboree Road, Newport Beach, California, at 10:00 a.m., Pacific Standard Time. The Annual Meeting is being held for the following purposes:

1. To elect two members of the Board of Directors of the Company with terms expiring at the 2003 Annual Meeting of Shareowners;


2. To approve an amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Preferred Stock from 25,000,000 to 50,000,000;



3. To approve an amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 500,000,000 to 1,000,000,000;



4. To approve an amendment to the Conexant Systems, Inc. 1999 Long-Term Incentives Plan to increase the number of shares of Common Stock of the Company for which awards may be granted thereunder by 7,500,000 shares;



5. To ratify the appointment by the Board of Directors of the accounting firm of Deloitte & Touche LLP as independent auditors for the Company for the current fiscal year; and



6. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.


    These items are fully discussed in the following pages. Only shareowners of record at the close of business on December 14, 1999 will be entitled to notice of, and to vote at, the Annual Meeting. A list of shareowners entitled to vote will be available for inspection at the offices of Conexant, 4311 Jamboree Road, Newport Beach, California 92660-3095, for ten days prior to the Annual Meeting.

    Shareowners are requested to complete, date, sign and return the Proxy Card as promptly as possible. A return envelope is enclosed. Submitting your proxy with the Proxy Card, or via the Internet, or by telephone will not affect your right to vote in person should you decide to attend the Annual Meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Dennis E. O'Reilly

                                          Dennis E. O'Reilly
                                          SECRETARY

January 3, 2000

                             CONEXANT SYSTEMS, INC.
                               4311 JAMBOREE ROAD
                      NEWPORT BEACH, CALIFORNIA 92660-3095


                                PROXY STATEMENT

    The enclosed proxy is solicited by the Board of Directors of Conexant Systems, Inc. ("Conexant" or the "Company") for use in voting at the 2000 Annual Meeting of Shareowners (the "Annual Meeting") to be held at Conexant's headquarters in Newport Beach, California, on Thursday, February 10, 2000, at 10:00 a.m., Pacific Standard Time, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of 2000 Annual Meeting of Shareowners. This proxy statement and the proxy are first being mailed to shareowners and made available on the Internet (www.conexant.com) on or about January 3, 2000.

    This is the Company's first solicitation of proxies for its Annual Meeting of Shareowners since the Company began operations as an independent, publicly-held company. The Company, which was incorporated in 1996, became a publicly-held company through the pro rata distribution by Rockwell International Corporation ("Rockwell") of all the outstanding shares of Common Stock, par value $1 per share, of the Company, to Rockwell's shareowners on December 31, 1998 (the "Distribution").

    On September 13, 1999, the Board of Directors of the Company declared a 2-for-1 stock split in the form of a stock dividend payable on October 29, 1999 to holders of record of the Company's Common Stock as of the close of business on September 24, 1999. In connection with the stock split certain adjustments were made to the Company's stock-based compensation plans and outstanding awards thereunder. All information in this Proxy Statement regarding the Company's Common Stock and awards under the Company's stock-based compensation plans gives effect to the stock split and the related adjustments. For presentation purposes, references made to the September 30, 1999 period relate to the actual fiscal year ended October 1, 1999.

VOTING AND REVOCABILITY OF PROXIES


    When proxies are properly dated, executed and returned, the shares they represent will be voted at the Annual Meeting in accordance with the instructions of the shareowner. If no specific instructions are given, the shares will be voted FOR the election of the nominees for directors set forth herein, FOR the amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Preferred Stock from 25,000,000 to 50,000,000, FOR the amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 500,000,000 to 1,000,000,000, FOR the amendment of the Conexant Systems, Inc. 1999 Long-Term Incentives Plan (the "1999 LTIP") to increase the number of shares of Common Stock of the Company for which awards may be granted thereunder, and FOR ratification of the appointment of the independent auditors. In addition, if other matters come before the Annual Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters. A shareowner giving a proxy has the power to revoke it at any time prior to its exercise by voting in person at the Annual Meeting, by giving written notice of revocation to the Secretary prior to the Annual Meeting or by giving a valid, later dated proxy.



    The enclosed proxy also offers shareowners the option to access materials for any future shareowner meeting electronically via the Internet. A shareowner who consents to accessing such materials electronically may revoke such consent at any time. The Company will continue to distribute printed materials for future shareowner meetings to shareowners who do not consent to access such materials electronically.


    It is the Company's policy to keep confidential proxy cards, ballots and voting tabulations that identify individual shareowners except as may be necessary to meet any applicable legal requirements and, in the case of any contested proxy solicitation, as may be necessary to permit proper parties to verify the propriety of proxies presented by any person and the results of the voting. The inspectors of election and any employees associated with processing proxy cards or ballots and tabulating the vote are required to acknowledge their responsibility to comply with this policy of confidentiality.


    Each share of Common Stock of the Company outstanding on the record date will be entitled to one vote on all matters. The two candidates for election as directors at the Annual Meeting who receive the highest number of affirmative votes, a quorum being present, will be elected. The approval of the amendments to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Preferred Stock and Common Stock each will require the affirmative vote of the holders of a majority of the outstanding shares entitled to vote. The approval of the amendment to the 1999 LTIP and the ratification of the appointment of the independent auditors each will require the affirmative vote of a majority of the shares of the Company's Common Stock present or represented by proxy and entitled to vote at the Annual Meeting, a quorum being present. Because abstentions with respect to any matter are treated as shares present or represented by proxy and entitled to vote for the purposes of determining whether that matter has been approved by the shareowners, abstentions have the same effect as negative votes for each proposal, other than the election of directors. Broker non-votes are not deemed to be present or represented by proxy for purposes of determining whether shareowner approval of that matter has been obtained, but they are counted as present for purposes of determining the existence of a quorum at the Annual Meeting.


RECORD DATE, QUORUM AND SHARE OWNERSHIP


    Only shareowners of record at the close of business on December 14, 1999 will be entitled to vote at the Annual Meeting. The presence in person or by proxy of a majority of the shares of Common Stock outstanding on the record date is required for a quorum. As of December 14, 1999, there were 198,036,072 shares of the Company's Common Stock issued and outstanding. On December 14, 1999, Wells Fargo Bank, N.A., Los Angeles, California, as trustee under Rockwell's Savings Plan for participating employees and former employees of Rockwell or its predecessor, held 27,989,753 shares of the Company's Common Stock, representing approximately 14% of the total outstanding shares of the Company's Common Stock. Shares held by the trustee of the Rockwell Savings Plan on account of the participants in such plan will be voted by the trustee in accordance with instructions from the participants (either in writing or by means of the Company's telephone or Internet voting procedures), and where no instructions are received, as the trustee deems proper.


ELECTION OF DIRECTORS (PROPOSAL 1)


    The Company's Restated Certificate of Incorporation provides that the Board of Directors shall consist of three classes of directors with overlapping three-year terms. One class of directors is to be elected each year with a term extending to the third succeeding Annual Meeting after election. The Restated Certificate of Incorporation provides that the Board shall maintain the three classes so as to be as nearly equal in number as the then total number of directors permits. The two directors in Class I will be elected at the 2000 Annual Meeting to serve for a term expiring at the Company's Annual Meeting in the year 2003. The two directors in Class II and the one director in Class III are serving terms expiring at the Company's Annual Meeting of Shareowners in 2001 and 2002, respectively.


    Until November 30, 1998, the Company's Board of Directors consisted of three members, including Messrs. Dwight W. Decker and Donald R. Beall. In anticipation of the Distribution, effective on November 30, 1998 the Company's Board of Directors was expanded to five members, an interim director resigned, three additional directors of the Company were elected and the directors were divided into three classes, in each case, as provided in the By-laws of the Company.

    Unless marked otherwise, proxies received will be voted FOR the election of each of the two nominees specified in "Class I--Nominees for Directors with Terms Expiring in 2003", below, who now serve as directors with terms extending to the 2000 Annual Meeting and until their successors are elected and qualified. If either such nominee for the office of director is unwilling or unable to serve as a nominee for the office of director at the time of the Annual Meeting, the proxies may be voted either
(1) for a substitute nominee who shall be designated by the proxy holders or by the present Board of Directors to fill such vacancy or (2) for the other nominee only, leaving a vacancy. Alternatively, the size of the Board may be reduced so that there is no vacancy. The Board of Directors has no reason to believe that either of such nominees will be unwilling or unable to serve if elected as a director. Such persons have been nominated to serve until the 2003 Annual Meeting of Shareowners and until their successors are elected and qualified.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES LISTED BELOW.

INFORMATION AS TO NOMINEES FOR DIRECTORS AND CONTINUING DIRECTORS

    There is shown below for each nominee for director and each continuing director, as reported to the Company, the name, age and principal occupation; the position, if any, with the Company; and other directorships held.

CLASS I--NOMINEES FOR DIRECTORS WITH TERMS EXPIRING IN 2003


DWIGHT W. DECKER                                              Mr. Decker has been a Director of Conexant
Age 49                                        [PHOTO]         since its incorporation in 1996. Mr. Decker
Chairman of the Board and Chief                               has been Chairman and Chief Executive
Executive Officer of the Company                              Officer of the Company since November 1998
                                                              and was President of the Company since its
                                                              incorporation in 1996 to November 1998.
                                                              Mr. Decker was Senior Vice President of
                                                              Rockwell and President, Rockwell
                                                              Semiconductor Systems from July 1998 until
                                                              December 1998; Senior Vice President of
                                                              Rockwell and President, Rockwell
                                                              Semiconductor Systems and Electronic
                                                              Commerce from March 1997 to July 1998;
                                                              President, Rockwell Semiconductor Systems
                                                              from October 1995 to March 1997; President,
                                                              Telecommunications of Rockwell from June
                                                              1995 to October 1995; and Vice
                                                              President/General Manager, Digital
                                                              Communications Division of Rockwell's
                                                              Telecommunications Division from January
                                                              1993 to June 1995.

F. CRAIG FARRILL                                              Mr. Farrill has been a Director of Conexant
Age 47                                        [PHOTO]         since 1998. He has been Chief Technology
Chief Technology Officer, Vodafone                            Officer of Vodafone AirTouch Public Limited
AirTouch Public Limited Company                               Company (wireless communications) since June
                                                              1998 and was corporate Vice President,
                                                              Strategic Technology of AirTouch
                                                              Communications, Inc. (wireless
                                                              communications) from June 1996 to June 1998.
                                                              From June 1991 to June 1996, he served as
                                                              Vice President of Technology, Planning and
                                                              Development of AirTouch Communications, Inc.
                                                              He is also a member of the Board of
                                                              Directors and a corporate officer of the
                                                              CDMA Development Group, a digital cellular
                                                              technology consortium, which he founded in
                                                              1993.


CLASS II--CONTINUING DIRECTORS WITH TERMS EXPIRING IN 2001


DONALD R. BEALL                                               Mr. Beall has been a Director of Conexant
Age 61                                        [PHOTO]         since 1998. He is the retired Chairman of
Retired Chairman and Chief Executive                          the Board and Chief Executive Officer of
Officer of                                                    Rockwell (electronic controls and
Rockwell International Corporation                            communications) and has been a director of
                                                              Rockwell since 1978. He served as Chairman
                                                              of the Board of Rockwell from February 1988
                                                              to February 1998 and Chief Executive Officer
                                                              of Rockwell from February 1988 to September
                                                              1997. Mr. Beall is also Chairman of the
                                                              Executive Committee of the Board of
                                                              Directors of Rockwell. Mr. Beall is a
                                                              director of Meritor Automotive, Inc., The
                                                              Procter & Gamble Company and The Times
                                                              Mirror Company. He is a trustee of
                                                              California Institute of Technology, a member
                                                              of the Foundation Board of Trustees at the
                                                              University of California--Irvine and an
                                                              Overseer of the Hoover Institution. He is
                                                              also a member of The Business Council and
                                                              numerous professional, civic and
                                                              entrepreneurial organizations.

JERRE L. STEAD                                                Mr. Stead has been a Director of Conexant
Age 56                                        [PHOTO]         since 1998. He has been Chairman of the
Chairman of the Board and Chief                               Board and Chief Executive Officer of Ingram
Executive Officer of Ingram Micro                             Micro Inc. (computer technology products and
Inc.                                                          services) since August 1996. Mr. Stead
                                                              served as Chief Executive Officer and
                                                              Chairman of the Board of LEGENT Corporation
                                                              (software development) from January 1995 to
                                                              August 1995. Prior thereto, Mr. Stead was
                                                              Executive Vice President, American Telephone
                                                              and Telegraph Company and Chief Executive
                                                              Officer of AT&T Global Information Solutions
                                                              (NCR Corporation) from May 1993 to December
                                                              1994. He is a director of Armstrong World
                                                              Industries, Inc. and Thomas & Betts
                                                              Corporation. Mr. Stead is Chairman of the
                                                              Board of the Center of Ethics and Values at
                                                              Garrett Seminary on the Northwestern
                                                              University campus.


CLASS III--CONTINUING DIRECTOR WITH TERM EXPIRING IN 2002


RICHARD M. BRESSLER                                           Mr. Bressler has been a Director of Conexant
Age 69                                        [PHOTO]         since 1998. He served as Chief Executive
Retired Chairman of the Board, El                             Officer of Burlington Northern Inc. (rail
Paso Natural Gas Company                                      transportation) from 1980 through 1988. Mr.
                                                              Bressler retired in October 1990 as Chairman
                                                              of both Burlington Northern Inc. and
                                                              Burlington Resources Inc. (natural resources
                                                              operations), positions he had held since
                                                              1982 and 1989, respectively. He served as
                                                              Chairman of the Plum Creek Management
                                                              Company (timber operations) from April 1989
                                                              to January 1993. He was Chairman of the El
                                                              Paso Natural Gas Company (natural gas
                                                              operations) from October 1990 through
                                                              December 1993. Mr. Bressler is active in a
                                                              number of business and civic organizations.


BOARD COMMITTEES AND MEETINGS

    The standing committees of the Board of Directors of the Company are an Audit Committee, a Board Composition Committee, a Compensation and Management Development Committee and a Technology, Environmental and Social Responsibility Committee, each of which is comprised of non-employee directors. The functions of each of these four committees are described below. The members of the standing committees are identified in the following table.


                                                      COMPENSATION &        TECHNOLOGY,
                                           BOARD        MANAGEMENT        ENVIRONMENTAL &
DIRECTOR                      AUDIT     COMPOSITION    DEVELOPMENT     SOCIAL RESPONSIBILITY
--------                     --------   -----------   --------------   ---------------------
D. R. Beall................                  x               x                   x
R. M. Bressler.............     x            x
F. C. Farrill..............                  x                                   x
J. L. Stead................     x            x               x

    The Audit Committee reviews the scope and effectiveness of audits of the Company by the Company's independent public accountants and internal auditors; selects and recommends to the Board of Directors the employment of independent public accountants for the Company, subject to approval of the shareowners; reviews the audit plans of the Company's independent public accountants and internal auditors; reviews and approves the fees charged by the independent public accountants; reviews the Company's annual financial statements before their release; reviews the adequacy of the Company's system of internal controls and recommendations of the independent public accountants with respect thereto; reviews and acts on comments and suggestions by the independent public accountants and by the internal auditors with respect to their audit activities; and monitors compliance by the employees of the Company with the Company's standards of business conduct policies. The Committee met once during the 1999 fiscal year.

    The principal functions of the Board Composition Committee are to consider and recommend to the Board of Directors qualified candidates for election as directors of the Company and periodically to prepare and submit to the Board of Directors for adoption the Committee's selection criteria for director nominees. The Committee also periodically assesses the performance of the Board of Directors and reports thereon to the Board. Shareowners of the Company may recommend candidates for consideration by the Committee by writing to the Secretary of the Company within certain time periods specified in the Company's By-laws, giving the candidate's name, biographical data and qualifications. Any such recommendation should be accompanied by a written statement from the individual of his or her consent to be named as a candidate and, if nominated and elected, to serve as a director. The Committee did not meet during the 1999 fiscal year.

    The principal functions of the Compensation and Management Development Committee (the "Compensation Committee") are to evaluate the performance of the Company's senior executives and plans for management succession and development, to consider the design and competitiveness of the Company's compensation plans, to review and approve senior executive compensation and to administer the Company's incentive, deferred compensation, stock option and long-term incentives plans pursuant to the terms of the respective plans. The members of the Compensation Committee are ineligible to participate in any of the plans or programs which are administered by the Committee except the Company's Directors Stock Plan (the "Directors Plan"). The Compensation Committee met four times during the 1999 fiscal year.

    The Technology, Environmental and Social Responsibility Committee reviews and monitors science and technological activities of the Company and reviews and assesses the Company's policies and practices in the following areas: employee relations, with an emphasis on equal employment opportunity and advancement; the protection and enhancement of the environment and energy resources; product integrity and safety; employee health and safety; and community and civic relations including programs for and contributions to health, educational, cultural and other social institutions. The Committee met once during the 1999 fiscal year.

    The Board of Directors held ten meetings during the 1999 fiscal year. Each director is expected to attend each meeting of the Board and those committees on which he serves. No director attended less than 75% of all the meetings of the Board and those committees on which he served in 1999.

DIRECTORS' COMPENSATION


    Non-employee directors of the Company receive a retainer at the rate of $30,000 per year for Board service. Pursuant to the Directors Plan, each non-employee director was granted an option to purchase 80,000 shares of the Company's Common Stock in January 1999 at an exercise price of $9.4063 per share. Such stock options will become exercisable in four equal installments on each of the first, second, third and fourth anniversaries of the date the options were granted. Following completion of one year of service on the Board, each non-employee director will thereafter be granted an option for 30,000 shares of the Company's Common Stock immediately after each Annual Meeting of Shareowners of the Company. Under the terms of the Company's directors' deferred compensation plan, a director may elect to defer all or part of the cash payment of retainer fees until such time as shall be specified with interest on deferred amounts accruing quarterly at 120% of the Federal long-term rate set each month by the Secretary of the Treasury. Each director also has the option each year to determine whether to defer all or any portion of the cash retainer by electing to receive restricted shares valued at the closing price of the Company's Common Stock on The Nasdaq National Market on the date each retainer payment would otherwise be made in cash.


REPORT OF THE COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE ON EXECUTIVE
  COMPENSATION

    The Compensation Committee, which consists entirely of non-employee directors (SEE "Board Committees and Meetings" above), has furnished the following report on executive compensation:

COMPENSATION FOR FISCAL YEAR 1999

    The Compensation Committee was constituted in November 1998 shortly prior to the December 31, 1998 spin-off of the Company from Rockwell. Accordingly, substantially all the decisions affecting compensation of the Company's chief executive officer and its other senior executives prior to the spin-off, as well as the various compensation plans applicable to them and other employees of the Company, were made under plans, arrangements and commitments approved by Rockwell shareowners or the Compensation and Management Development Committee of Rockwell's Board of Directors (the "Rockwell Committee").

    The Rockwell Committee set base salaries generally somewhat below competitive levels of other major U.S. industrial companies and provided opportunity for above-market annual incentives based on financial performance criteria of Rockwell's semiconductor systems business ("Semiconductor Systems"). In addition, long-term incentives granted to key executives of Semiconductor Systems under Rockwell's 1995 Long-Term Incentives Plan were provided in the form of business unit performance plans based on the performance of Semiconductor Systems over a three-year performance period, the last of which covered the period from October 1, 1997 through September 30, 2000. Mr. Decker, as President of Semiconductor Systems, received his long-term incentive opportunities one-half through stock option grants and one-half through grants under the business unit performance plan applicable to Semiconductor Systems. No payments were made in respect of grants made for the three-year performance period ended September 30, 1998 based on the performance of Semiconductor Systems in fiscal 1996, 1997 and 1998. In connection with the spin-off of Semiconductor Systems as the Company, grants made in respect of the three-year performance periods ending September 30, 1999 and 2000 were terminated without payment.

    Following its appointment in November 1998, the Compensation Committee developed and implemented compensation policies, plans and programs for the remainder of fiscal 1999 intended to transition the Company's compensation philosophy to one appropriate for the semiconductor industry and other high technology companies with whom the Company competes for talent. In addition, the Company's fiscal 1999 compensation plans were influenced by the critical importance of retaining key executives during the transition of the Company and during a turbulent period in the semiconductor industry in general, the need to control expenses in order to generate earnings in an effort to return the Company to profitability and the expectation that the Company's stock price would be initially low, making the face value of stock-based compensation lower than that of many of the Company's peers.


    In November 1998, the Compensation Committee determined that while the Company was not profitable the base salary of executives should be carefully controlled, provided that base salaries would become competitive once profitability returned. As a result, effective January 1, 1999, the annual base salary of the Company's Chief Executive Officer, Dwight W. Decker, was reduced by approximately 20 percent from his 1998 annual salary and the annual base salaries of other senior executives were reduced by approximately 10 percent from their 1998 annual salaries. These salary reductions were to remain in effect until the Company earned a profit in two consecutive quarters, at which time the salary reductions would be rescinded and annual salaries for Mr. Decker and the other senior executives would be increased to levels which would be competitive with the base salaries of the Company's peers.


    In May 1999, in view of the Company's return to profitability for the second quarter of fiscal 1999 and the expectation of profitability for the third quarter of fiscal 1999, the Compensation Committee determined that the annual salaries of the senior executives of the Company should be increased effective July 3, 1999, subject to achieving profitability for the third quarter of fiscal 1999. The salary increases for the executives were based on competitive market data, including an analysis of information from proxy statements of particular companies that are considered generally comparable to the Company and data published in salary surveys of high technology companies. The comparative peer group was expanded to include other high technology companies, in addition to pure semiconductor companies, similar in revenue size to the Company. The salary increases also reflected the Company's then current performance results and a blend of market data and salary grade levels.

    In addition, the Compensation Committee set annual incentive percentage payout targets for the Company's executives to levels more in line with those of semiconductor and other high technology companies. For fiscal 1999 only, the Company's executives received grants of restricted shares of the Company's Common Stock in lieu of payments from the Company's cash incentive plans. Each grant of restricted stock was at a level that was 50 percent of the target cash incentive it replaced. One-half of the restricted stock was to vest upon a 50 percent increase in the price of the Company's Common Stock over the price on the date of grant and the remainder was to vest upon a 100 percent increase in the price of the Company's Common Stock over the price on the date of grant, provided that no restricted stock was to vest prior to one year after the date of grant. In September 1999, in view of the Company's return to profitability earlier than anticipated and the price of the Company's Common Stock increasing by more than 100 percent from the price on the date of grant, the Board of Directors accelerated the vesting of these shares of restricted stock effective October 1, 1999, subject to the Company's satisfaction of certain performance criteria during the fourth quarter of fiscal 1999. All of these shares of restricted stock, as well as certain shares of restricted stock held by other employees, were vested on October 1, 1999.

    The Compensation Committee also provided for initial grants of stock options to executives and other employees under the 1999 LTIP in January 1999. The Compensation Committee considered these stock option grants to executives to be an important component of executive compensation in order for the Company to remain competitive with its peers and to give the executives the opportunity to share in the future success of the Company. In addition, the Compensation Committee noted that in connection with a spin-off, executives of the new spin-off company were often granted significant amounts of stock options in the spin-off company as a long-term incentive. Finally, the Compensation Committee determined that the stock option grants would serve as an important retention tool, particularly for those executives who had not received and would not receive any payouts under the Rockwell long-term incentive plans for the three-year period ended September 30, 1998 and the three-year periods ending September 30, 1999 and 2000.


COMPENSATION PHILOSOPHY AND OBJECTIVES OF THE COMPANY


    The Compensation Committee has adopted for the Company a general compensation philosophy of "pay for performance" in which total cash compensation should vary with Company performance. The Compensation Committee believes this philosophy is appropriate for the Company as a high technology, semiconductor company. The Compensation Committee's goal is to provide base salary and opportunity for annual incentives sufficient to provide total cash compensation at market competitive levels for major U.S. high technology companies and to provide long-term incentives in the form of stock option grants to its executives at slightly above market competitive levels for major U.S. high technology companies.

    TOTAL CASH COMPENSATION for the majority of the Company's employees, including its executive officers, consists of the following:

    - Base salary; and

    - A cash bonus through the Company's incentive compensation program that is related to growth in certain financial performance measures of the Company and is based on an individual bonus target for the performance period.


    LONG-TERM INCENTIVE COMPENSATION is realized through the granting of stock options and, in some cases, shares of restricted stock, to most employees, including eligible executive officers, under the 1999 LTIP and the Company's 2000 Non-Qualified Stock Plan adopted by the Board of Directors in November 1999.


    In addition to encouraging stock ownership by granting stock options and restricted stock, the Company further encourages its employees to own the Company's Common Stock through the Company's 1999 Employee Stock Purchase Plan and 1999 Non-Qualified Employee Stock Purchase Plan, employee stock purchase plans which are generally available to all employees (the "ESPPs"). The ESPPs allow participants to buy the Company's Common Stock at a discount to the market price with up to 10% of their salary and bonuses (subject to certain limits), thereby allowing employees to profit when the value of the Company's Common Stock increases over time.

SETTING EXECUTIVE COMPENSATION

    In setting the base salary and individual bonus target amount for executive officers, the Compensation Committee reviews information relating to executive compensation of U.S.-based semiconductor and other high technology companies that are considered generally comparable to the Company. While there is no specific formula that is used to establish executive compensation in relation to this market data, executive officer base salary is generally set to be around the average salaries for comparable jobs in the marketplace. However, if the Company's business groups meet or exceed certain predetermined financial and non-financial goals, amounts paid under the Company's performance-based compensation programs may lead to total cash compensation levels that are higher than the average salaries for comparable jobs. The Compensation Committee considers the total compensation (earned or potentially available) of the senior executives in establishing each component of compensation. In its review, the Compensation Committee considers the following: (1) industry, peer group and national surveys of other U.S. semiconductor and high technology companies;
(2) reports of the independent compensation consultants who advise the Compensation Committee on the Company's compensation programs in comparison with those of other companies which the consultants believe compete with the Company for executive talent; and (3) performance judgments as to the past and expected future contributions of individual senior executives.

    As a result of this process, and in accordance with the Company's compensation philosophy that total cash compensation should vary with Company performance, the Compensation Committee establishes base salaries of the Company's executive officers at levels which the Compensation Committee believes are at the average base salaries of executives of companies considered by the Compensation Committee to be comparable to the Company. In addition, as set forth below, a significant part of each executive officer's potential total cash compensation is dependent on the performance of the Company as measured through its performance-based compensation program.

PERFORMANCE-BASED COMPENSATION


    The Company's executive annual incentive compensation plan is based on the overall financial performance of the Company, the performance of the product platform for which the executive has responsibility or other functional performance criteria and the attainment of strategic development goals. In addition, the executive incentive compensation awards may be adjusted by an individual performance multiplier. The Chief Executive Officer's annual incentive plan has the same components as the executive plan, other than the platform and functional performance criteria. This award may also be adjusted by the Board of Directors based on individual performance. For all executives, the annual incentive award value is targeted at competitive market levels for semiconductor and other high technology companies.


STOCK OPTIONS AND RESTRICTED STOCK


    The Company grants stock options to aid in the retention of employees and to align the interests of employees with those of the shareowners. Stock options have value for an employee only if the price of the Company's stock increases above the fair market value on the grant date and the employee remains employed by the Company for the period required for the stock option to be exercisable, thus providing an incentive to remain in the Company's employ. In addition, stock options directly link a portion of an employee's compensation to the interests of shareowners by providing an incentive to maximize shareowner value.



    The Company's 1999 LTIP, as amended, is generally used for making grants of incentive stock options, nonqualified stock options and restricted stock to officers and other employees as a part of the Company's executive performance review process. In addition, the Company has adopted the 2000 Non-Qualified Stock Plan which authorizes the grant of nonqualified stock option and restricted stock awards to officers and other employees. Annual stock option grants for executives are a key element of market-competitive total compensation. In 1999, stock options for the executive officers were granted upon recommendation of management and approval of the Compensation Committee. Individual grant amounts were based on internal factors such as relative job scope and contributions made during the past year, as well as a review of publicly available data on senior management compensation at other companies. In general, initial grants are exercisable in 25 percent increments over a four-year period, first exercisable one year after the date of grant (E.G., 25 percent of options granted in 1999 become exercisable in 2000).


COMPLIANCE WITH SECTION 162(m)

    Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), places a limit of $1,000,000 on the amount of compensation that may be deducted by the Company in any year with respect to each of the Company's five most highly paid executive officers. Certain performance-based compensation that has been approved by shareowners is not subject to the deduction limit. The 1999 LTIP is qualified so that awards under the plan constitute performance-based compensation not subject to the deduction limit under Section 162(m). It is the Committee's objective that, so long as it is consistent with its overall business, compensation and retention objectives, the Company will, to the extent reasonable, endeavor to keep executive compensation deductible by the Company for federal income tax purposes.

COMPANY PERFORMANCE AND CEO COMPENSATION

    The Company's compensation program is designed to support the achievement of corporate and business objectives. This pay-for-performance program is most clearly exemplified in the compensation of the Company's Chairman and Chief Executive Officer, Dwight W. Decker.


    Mr. Decker's base salary and incentive target is determined in the same manner as described above for all executive officers. In setting compensation levels for the Chief Executive Officer, the Compensation Committee considers data reflecting comparative compensation information from other companies for the prior year. As discussed above under "Compensation for Fiscal Year 1999," however, effective January 1, 1999, Mr. Decker's fiscal 1999 salary was set at $308,000, a 20 percent reduction from his fiscal 1998 salary and significantly below average base salary levels of the chief executive officers of the Company's peers, and he received restricted stock grants with a fair market value that was equal to 50 percent of his annual incentive target in lieu of a cash incentive bonus for fiscal 1999. Effective July 3, 1999, Mr. Decker's salary reduction was rescinded based on the achievement of two consecutive quarters of profitable operation and his new base salary was set at $600,000, which was considered to be somewhat less than competitive base salary levels. In addition, Mr. Decker's target annual incentive for fiscal 2000 was increased to 125 percent of his base salary, in view of his below-market base salary. In approving these increases, the Compensation Committee considered an analysis of information gathered through May 1999 from proxy statements of several comparable companies, in addition to comparative compensation data published in salary surveys of a number of semiconductor and high technology, as well as general industrial, companies.


               Compensation and Management Development Committee

                            Jerre L. Stead, CHAIRMAN
                                Donald R. Beall

SHAREOWNER RETURN PERFORMANCE GRAPH

    Set forth below is a line graph comparing the cumulative total shareowner return on the Company's Common Stock against the cumulative total return of the Nasdaq Stock Market (U.S.) Index and the Nasdaq Electronic Components Index. The graph assumes that $100 was invested on January 4, 1999, the first trading day of the Company's Common Stock, in each of the Company's Common Stock, the Nasdaq Stock Market (U.S.) Index and the Nasdaq Electronic Components Index and that all dividends were reinvested. No cash dividends have been paid or declared on the Company's Common Stock.


               Comparison of Nine-Month Cumulative Total Return*
                         Among Conexant Systems, Inc.,
                      the Nasdaq Stock Market (U.S.) Index
                   and the Nasdaq Electronic Components Index


    [Shareowner Return Performance Graph]


           *  $100 Invested on 1/4/99 in Stock or Index--
              Including Reinvestment of Dividends.
              Fiscal Year Ending September 30.



                                                    CUMULATIVE TOTAL RETURN
                                       -------------------------------------------------
                                       01/04/1999   03/31/1999   06/30/1999   09/30/1999
                                       ----------   ----------   ----------   ----------
Conexant Systems, Inc................      100          147          309          386
Nasdaq Stock Market (U.S.)...........      100          111          122          124
Nasdaq Electronic Components.........      100          103          116          140

EXECUTIVE COMPENSATION


    The Company began operations independent of Rockwell on January 4, 1999, and did not pay any compensation to its executive officers for services rendered in all capacities to the Company and its subsidiaries prior to that date. The information shown below reflects the annual and long-term compensation, from all sources, of the Chief Executive Officer of the Company for the fiscal years ended September 30, 1997, 1998 and 1999 and the other four most highly compensated executive officers of the Company at September 30, 1999 (the "Named Executive Officers"), for services rendered in all capacities to the Company or to Rockwell and its subsidiaries for the fiscal years ended September 30, 1998 and 1999. In many cases, the individuals listed below served Rockwell and its subsidiaries in different capacities than those in which they serve the Company.


                         SUMMARY COMPENSATION TABLE(1)


                                                                                                                       ALL OTHER
                                                                                             LONG-TERM                 COMPENSA-
                                             ANNUAL COMPENSATION                            COMPENSATION                TION(4)
                                 --------------------------------------------   ------------------------------------   ----------
                                                                                        AWARDS             PAYOUTS
                                                                     OTHER      -----------------------   ----------
                                                                     ANNUAL     RESTRICTED     STOCK      LONG-TERM
  NAME AND PRINCIPAL POSITION                                      COMPENSA-      STOCK       OPTIONS     INCENTIVE
      WITH THE COMPANY(2)          YEAR      SALARY    BONUS(3)       TION      AWARDS(3)     (SHARES)     PAYOUTS
-------------------------------  --------   --------   ---------   ----------   ----------   ----------   ----------
Dwight W. Decker...............    1999     $444,385   $336,518     $46,889        $ --       1,000,000   $       --    $20,873
  Chairman of the Board            1998      357,405         --      16,839          --         178,564           --         --
  and Chief Executive Officer      1997      305,039    300,000      17,278          --         509,314    1,041,013(5)   39,558

Moiz M. Beguwala...............    1999      245,309    126,805(6)   26,377          --         470,000           --     12,328
  Senior Vice President and        1998      216,058     24,998       5,772          --         119,044           --     12,963
  General Manager--
  Wireless Communications

Lewis C. Brewster..............    1999      204,447    137,474      18,625          --         400,000           --     10,506
  Senior Vice President,           1998      180,878     66,667      16,016          --              --           --         --
  Worldwide Sales

Raouf Y. Halim.................    1999      266,408    126,805(6)   44,440          --         520,000           --     12,977
  Senior Vice President and        1998      227,324         --      13,404          --              --           --     13,640
  General Manager--
  Network Access

Balakrishnan S. Iyer...........    1999      282,693    341,805(7)   55,126(8)       --         700,000           --      6,400
  Senior Vice President and
  Chief Financial Officer


------------------------------


(1) In accordance with the executive compensation disclosure rules adopted by the Securities and Exchange Commission, the compensation of the Named Executive Officers, other than Mr. Decker, is not shown for fiscal 1997 because the Company was not a reporting company under the Securities Exchange Act for such year and such compensation information has not been provided in a prior filing with the Commission. Mr. Iyer joined the Company in October 1998, and therefore, compensation information is provided only for fiscal 1999.


(2) The table reflects the positions held with the Company at September 30, 1999. The Named Executive Officers served Rockwell and its subsidiaries in the following capacities during fiscal years 1997, 1998 and 1999 and the compensation reflected in the table for these years was paid by Rockwell to the Named Executive Officers in such capacities: Mr. Decker--Senior Vice President, Rockwell and President, Rockwell Semiconductor Systems
    (July 1998 - December 1998), Senior Vice President, Rockwell and President, Rockwell Semiconductor Systems and Electronic Commerce (March 1997 -
    July 1998) and President, Rockwell Semiconductor Systems, Inc.
    (October 1995 - March 1997); Mr. Beguwala--Vice President and General Manager--Wireless Communications Division (October 1998 - December 1998), Vice President and General Manager--Personal Computing Division
    (January 1998 - October 1998) and Vice President, Worldwide Sales
    (October 1995 - January 1998), Rockwell Semiconductor Systems, Inc.;
    Mr. Brewster--Vice President, Worldwide Sales (January 1998 -
    December 1998), Executive Director, America Sales (June 1997 -
    January 1998) and Director, America Sales (June 1996 - June 1997), Rockwell Semiconductor Systems, Inc.; Mr. Halim--Vice President and General Manager--Network Access Division, Rockwell Semiconductor Systems, Inc. (February 1997 -

    December 1998); and Mr. Iyer--Senior Vice President and Chief Financial Officer, Rockwell Semiconductor Systems, Inc. (October 1998 -
    December 1998).


(3) On January 4, 1999, each Named Executive Officer received shares of Restricted Stock valued at $9.4063 per share, the closing price of the Company's Common Stock on The Nasdaq National Market on that day. The total value of each Named Executive Officer's shares is included in his bonus for fiscal 1999, as such shares were granted in lieu of payments from the Company's cash incentive plans in fiscal 1999. Mr. Decker received 35,776 shares ($336,518) and each of Messrs. Beguwala, Brewster, Halim and Iyer received 9,760 shares ($91,805).



(4) Amounts contributed or accrued for the Named Executive Officers under the Rockwell and Conexant savings plans and the related supplemental savings plans.



(5) Long-term incentive payments to Mr. Decker for the three-year performance period ended September 30, 1997 were paid in part by delivery of 8,204 shares of restricted Rockwell common stock, valued at the closing price on the New York Stock Exchange--Composite Transactions on November 28, 1997, the date specified for that purpose in the Rockwell 1995 Long-Term Incentives Plan ($48.75).



(6) Includes a retention bonus of $35,000 paid to each of Messrs. Beguwala and Halim as consideration for their remaining with Conexant after the Distribution.



(7) Includes a hire-on bonus of $250,000 paid to Mr. Iyer upon his joining the Company in October 1998.



(8) Includes $26,757 paid in connection with the relocation of Mr. Iyer's residence in Southern California upon his joining the Company.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    In connection with the Distribution, Rockwell and the Company entered into several agreements, including agreements relating to services to be provided by Rockwell to the Company following the spin-off, the allocation of liabilities and obligations with respect to taxes, employee benefit plans and compensation arrangements, and other matters. At the time these agreements were negotiated and executed, certain of the Company's directors and executive officers also served as a director and executive officers of Rockwell. The Company believes the terms of these agreements to be fair.


    The Company has entered into change of control employment agreements ("Employment Agreements") with certain key executives, including
Messrs. Decker, Beguwala, Brewster, Halim and Iyer. Each such Employment Agreement becomes effective upon a "change of control" of the Company (as defined in the Employment Agreement). Each Employment Agreement provides for the continuing employment of the executive after the change of control on terms and conditions no less favorable than those in effect before the change of control. If the executive's employment is terminated by the Company without "cause" or if the executive terminates his or her own employment for "good reason" (each as defined in the Employment Agreement), the executive is entitled to severance benefits equal to a multiple of his or her annual compensation (including bonus) and continuation of certain benefits for a number of years equal to the multiple. The multiple is three for Mr. Decker and two for the other executives (or, in either case, the shorter number of years until the executive's normal retirement date). The executives are entitled to an additional payment, if necessary, to make them whole as a result of any excise tax imposed by the Code on certain change of control payments (unless the safe harbor amount above which the excise tax is imposed is not exceeded by more than 10%, in which event the payments will be reduced to avoid the excise tax).



    In October 1999, the Company made loans to certain officers and other employees (including the Named Executive Officers), the proceeds of which were used to pay federal withholding tax due in connection with the accelerated vesting on October 1, 1999 of certain shares of Restricted Stock previously granted to such officers and other employees. Because the tax payments were due at a time shortly prior to the announcement of the Company's year-end results when such officers and other employees were not permitted to trade in Conexant Common Stock, the Company made the loans available to these individuals to allow them to pay the taxes without selling their shares of Restricted Stock. The loans bear interest at a rate of 5.54% and are due on December 1, 2000. The loan to Mr. Decker was in the amount of $232,052 and the loan to each of Messrs. Beguwala, Brewster, Halim and Iyer was in the amount of $126,612.

OPTION GRANTS IN LAST FISCAL YEAR


    Shown below is further information on grants to the Named Executive Officers of stock options pursuant to the 1999 LTIP during the fiscal year ended September 30, 1999, which are reflected in the Summary Compensation Table on page 13.



                                                     OPTION GRANTS
                           -----------------------------------------------------------------    POTENTIAL REALIZABLE VALUE
                              NUMBER OF      PERCENTAGE OF TOTAL                                AT ASSUMED ANNUAL RATES OF
                             SECURITIES        OPTIONS GRANTED                                 STOCK PRICE APPRECIATION FOR
                             UNDERLYING          TO CONEXANT       EXERCISE OR                         OPTION TERM
                           OPTIONS GRANTED        EMPLOYEES         BASE PRICE    EXPIRATION   ----------------------------
NAME                         (SHARES)(1)       IN FISCAL 1999      (PER SHARE)       DATE           5%             10%
----                       ---------------   -------------------   ------------   ----------   ------------   -------------
Dwight W. Decker.........     1,000,000             5.32%            $9.4063       1/4/2009     $5,915,571     $14,991,220
Moiz M. Beguwala.........       470,000             2.50              9.4063       1/4/2009      2,780,319       7,045,873
Lewis C. Brewster........       400,000             2.12              9.4063       1/4/2009      2,366,229       5,996,488
Raouf Y. Halim...........       520,000             2.76              9.4063       1/4/2009      3,076,097       7,795,434
Balakrishnan S. Iyer.....       700,000             3.72              9.4063       1/4/2009      4,140,900      10,493,854


------------------------

(1) All the Named Executive Officers were granted options on January 4, 1999 that become exercisable in four substantially equal annual installments beginning January 4, 2000.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
  VALUES


    Shown below is information with respect to (i) exercises by the Named Executive Officers during fiscal 1999 of options to purchase the Company's Common Stock granted under the Company's 1998 Stock Option Plan or the 1999 LTIP and (ii) the unexercised options to purchase the Company's Common Stock granted to the Named Executive Officers in fiscal 1999 and prior years and held by them at September 30, 1999.



                                                               NUMBER OF UNEXERCISED         VALUE OF UNEXERCISED
                                                                  OPTIONS HELD AT           IN-THE-MONEY OPTIONS AT
                                     SHARES                    SEPTEMBER 30, 1999(1)       SEPTEMBER 30, 1999(1)(2)
                                    ACQUIRED      VALUE     ---------------------------   ---------------------------
NAME                               ON EXERCISE   REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                               -----------   --------   -----------   -------------   -----------   -------------
Dwight W. Decker.................          --         --      425,796       2,093,754     $12,479,959    $58,069,342
Moiz M. Beguwala.................          --         --       15,904         733,682         516,293     20,113,620
Lewis C. Brewster................          --         --           --         400,000              --     10,875,000
Raouf Y. Halim...................          --         --        9,378         800,454         307,654     22,051,786
Balakrishnan S. Iyer.............          --         --           --         700,000              --     19,031,250


------------------------

(1) Includes options that were granted by Rockwell prior to the Distribution and were converted into options to purchase the Company's Common Stock, on the same terms and vesting schedule as the Rockwell options but with adjustments to the exercise price and the number of shares for which such options are exercisable to preserve the aggregate intrinsic value of the options.


(2) Based on the closing price of the Company's Common Stock on The Nasdaq National Market on September 30, 1999 ($36.5938).



RETIREMENT BENEFITS



    The Company does not sponsor a defined benefit pension plan for salaried employees. However, all of the Named Executive Officers, other than Mr. Iyer, participate in Rockwell's defined benefit pension plan which qualifies under
Section 401(a) of the Code. Pursuant to an agreement entered into between Conexant and Rockwell at the time of the Distribution and providing for certain matters relating to employees, employee benefit plans and compensation arrangements for current and former employees of Conexant and their beneficiaries (the "Company Participants"), the Named Executive Officers have a fully non-forfeitable right in their benefits under the Rockwell pension plan accrued as of the time of the Distribution.

    The following table shows the estimated aggregate annual retirement benefits payable on a straight life annuity basis to participating employees, in the earnings and years of service classifications indicated, under the Rockwell pension plan which, at the time of the Distribution, covered most officers and other salaried employees of the Company on a noncontributory basis. Such benefits reflect termination of benefit accrual on December 31, 1998 and a reduction to recognize in part the cost of Social Security benefits related to service for Rockwell. The plans also provide for the payment of benefits to an employee's surviving spouse or other beneficiary.



                                                ESTIMATED ANNUAL RETIREMENT BENEFITS
                                                   FOR YEARS OF SERVICE INDICATED
                                                ------------------------------------
AVERAGE ANNUAL EARNINGS                         5 YEARS       10 YEARS      25 YEARS
-----------------------                         --------      --------      --------
$100,000......................................  $12,620       $ 25,254      $ 42,096
 300,000......................................   39,280         78,594       132,096
 500,000......................................   65,940        131,934       222,096
 700,000......................................   92,600        185,274       312,096



    Covered compensation includes salary and annual bonus. The calculation of retirement benefits under the plan generally is based upon average earnings for the highest five consecutive years of the ten years preceding retirement.



    The credited years of service of Messrs. Decker, Beguwala, Brewster and Halim are 10, 25, 13 and 7 years, respectively.



    Sections 401(a)(17) and 415 of the Code limit the annual benefits which may be paid from a tax-qualified retirement plan. As permitted by the Employee Retirement Income Security Act of 1974, Rockwell has established supplemental plans which authorize the payment out of its general funds of any benefits calculated under provisions of the applicable retirement plan which may be above the limits under these sections. Pursuant to the agreement entered into between the Company and Rockwell, Rockwell retained all liabilities accrued as of the close of business on December 31, 1998 with respect to Company Participants under such supplemental plans of Rockwell.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    To the Company's knowledge, the following sets forth information regarding ownership of the Company's outstanding Common Stock on November 30, 1999 by each director and Named Executive Officer and all directors and executive officers as a group. Except as otherwise indicated below and subject to applicable community property laws, each owner has sole voting and sole investment power with respect to the stock listed.

                  BENEFICIAL OWNERSHIP AS OF NOVEMBER 30, 1999


                                                                          COMMON STOCK
                                                              -------------------------------------
NAME                                                          SHARES(1)         PERCENT OF CLASS(2)
----                                                          ---------         -------------------
Donald R. Beall.............................................  1,864,663(3,4,5)           --*
Richard M. Bressler.........................................     98,752(5,6)             --*
Dwight W. Decker............................................    845,223(3,5,7)           --*
F. Craig Farrill............................................     23,190(5,8)             --*
Jerre L. Stead..............................................     23,190(5,8)             --*
Moiz M. Beguwala............................................    153,074(3,5)             --*
Lewis C. Brewster...........................................    101,483(3,5)             --*
Raouf Y. Halim..............................................    153,005(3,5)             --*
Balakrishnan S. Iyer........................................    186,220(3,5)             --*
All of the above and other executive
  officers as a group (20 persons)..........................  4,735,684(3,5)             2.4%


--------------------------

* Less than 1%

(1) Each person has sole voting and investment power with respect to the shares listed unless otherwise indicated. Each person's address is the address of the Company.


(2) For purposes of computing the percentage of outstanding shares beneficially owned by each person, shares of which such person has a right to acquire beneficial ownership within 60 days have been included in both the number of shares owned by that person and the number of shares outstanding, in accordance with Rule 13d-3(d)(1) under the Securities Exchange Act.


(3) Includes shares held under the savings plans of the Company and Rockwell as of November 30, 1999. Does not include the following: 3,682; 579; 114; 655; 113; and 5,920 share equivalents for Messrs. Decker, Beguwala, Brewster, Halim, Iyer and the group, respectively, held under the Company's and Rockwell's supplemental savings plans as of November 30, 1999.

(4) Includes shares, as to which beneficial ownership is disclaimed, as follows:
    251,008 shares (including 230,856 shares underlying stock options) held for the benefit of family members and 61,800 shares owned by the Beall Family Foundation, of which Mr. Beall is President and a director. Does not include 288,208 shares of Common Stock that may be acquired upon exercise of stock options assigned to family members who are the beneficial owners thereof.

(5) Includes shares that may be acquired upon the exercise of outstanding stock options within 60 days as follows: 1,518,468; 91,578; 791,910; 20,000;
    20,000; 133,404; 100,000; 139,378; 175,000 and 4,048,332 for Messrs. Beall,
    Bressler, Decker, Farrill, Stead, Beguwala, Brewster, Halim, Iyer and the group, respectively.

(6) Includes 1,784 shares of Conexant Common Stock issued in the Distribution in respect of restricted shares of Rockwell common stock granted to Mr. Bressler under the Rockwell Directors Plan.


(7) Includes 8,204 shares in respect of shares of Rockwell common stock granted to Mr. Decker as restricted stock in partial payment of long-term incentive payments earned for the three-year performance period ended September 30, 1997.



(8) Includes 3,190 shares of Conexant Common Stock granted to each of Messrs. Farrill and Stead as restricted stock under the Directors Plan.



    With the exception of Wells Fargo Bank, N.A., as trustee under the Rockwell Savings Plan, which held approximately 14% of the outstanding shares of the Company's Common Stock as of November 30, 1999, there are no persons known to Conexant to be "beneficial owners" (as that term is defined in the rules of the Securities and Exchange Commission) of more than 5% of any class of the Company's voting securities outstanding as of November 30, 1999.



APPROVAL OF AMENDMENTS TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION
  (PROPOSALS 2 AND 3)



    The Board of Directors believes that it is in the Company's best interest to approve proposals to amend the Company's Restated Certificate of Incorporation
(i) to increase the number of authorized shares of Preferred Stock from 25,000,000 to 50,000,000 and (ii) to increase the number of authorized shares of Common Stock from 500,000,000 to 1,000,000,000. The terms of the additional shares of Preferred Stock and Common Stock would be the same as the terms of the shares of Preferred Stock and Common Stock now authorized.



    As of November 30, 1999, 196,917,116 of Conexant's 500,000,000 currently authorized shares of Common Stock were issued and outstanding. Of the remaining authorized shares of Common Stock, approximately 48,650,000 shares were reserved for issuance in connection with the Company's stock-based compensation plans and approximately 15,153,000 shares were reserved for issuance upon conversion of the Company's outstanding 4 1/2% Convertible Subordinated Notes due May 1, 2006. As of November 30, 1999, none of Conexant's 25,000,000 currently authorized shares of Preferred Stock were issued and outstanding.



    On October 29, 1999, Conexant effected a 2-for-1 split of the Company's Common Stock in the form of a stock dividend following significant increases in the market price for the Company's Common Stock. The current number of authorized shares of Common Stock that are neither outstanding nor reserved for issuance would not be sufficient to enable the Company to effect another 2-for-1 stock split in the form of a stock dividend in the event the Board determined that it would be appropriate to do so. Although the Company cannot assure that Conexant's stock price will continue to rise or that the Board would decide to declare a stock split at any specific price or at all, the Board believes that the increases in the number of authorized shares will provide Conexant with the flexibility necessary to maintain a reasonable stock price through future stock splits (effected in the form of a stock dividend) without the expense of a special shareowner meeting or delaying approval until the next Annual Meeting.



    In addition, in the future, Conexant may acquire companies as part of its strategy to broaden its portfolio of product offerings, to augment its technological capabilities and to expand its geographic markets and distribution channels. The Company may pay for acquisitions with Conexant stock. For example, on December 20, 1999, the Company announced that it had entered into an agreement to acquire Maker Communications, Inc. (subject to customary regulatory approvals and the approval of Maker's shareholders) in an all-stock transaction pursuant to which Maker shareholders will receive 0.66 of a share of Conexant Common Stock for each share of Maker common stock, or an aggregate of approximately 13,860,000 shares of Conexant Common Stock. The Board believes that the proposed increases in the number of authorized shares are desirable to maintain the Company's flexibility in choosing how to pay for acquisitions and in other corporate actions such as equity offerings to raise capital and adoption of additional stock-based benefit plans. The Board will determine the terms of any such issuance of additional shares.



    The Company's Restated Certificate of Incorporation authorizes the Board to establish one or more series of Preferred Stock (currently of up to an aggregate of 25,000,000 shares) and to determine, with respect to any series of Preferred Stock, the terms and rights of such series, including (i) the designation of the series, (ii) the number of shares of the series, which number the Board may thereafter (except where otherwise provided in the applicable certificate of designation) increase or decrease (but not below the number of shares thereof then outstanding), (iii) whether dividends, if any, will be cumulative or noncumulative, and, in the case of shares of any series having cumulative dividend rights, the date or dates or method of determining the date or dates from which dividends on the shares of such series shall be cumulative, (iv) the rate of any dividends (or method of determining such dividends) payable to the holders of the shares of such series, any conditions upon which such dividends will be paid and the date or dates or the method for determining the date or dates upon which such dividends will be payable, (v) the redemption rights and price or prices, if any, for shares of the series, (vi) the terms and amounts of any sinking fund provided for the purchase or redemption of shares of the series, (vii) the amounts payable on and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of Conexant, (viii) whether the shares of the series will be convertible or exchangeable into shares of any other class or series, or any other security, of Conexant or any other corporation, and, if so, the specification of such other class or series or such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates as of which such shares will be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made, (ix) restrictions on the issuance of shares of the same series or of any other class or series, (x) the voting rights, if any, of the holders of the shares of the series and (xi) any other relative rights, preferences and limitations of such series.



    The Board believes that its ability to issue one or more series of Preferred Stock provides Conexant with flexibility in structuring possible future financings and acquisitions, and in meeting other corporate needs which might arise. The authorized shares of Preferred Stock, as well as Common Stock, will be available for issuance without further action by Conexant shareowners, unless such action is required by applicable law or the rules of any stock exchange or automated quotation system on which Conexant's securities may be listed or traded. If the approval of Conexant's shareowners is not so required, the Board may determine not to seek shareowner approval.


    All or any of the authorized shares of Common Stock and Preferred Stock may be issued without first offering those shares to the shareowners for subscription. The issuance of shares otherwise than on a pro rata basis to all shareowners would reduce the proportionate interest in the Company of each shareowner.

    The Company has not proposed the increases in the authorized number of shares with the intention of using the additional shares for anti-takeover purposes, although the Company could theoretically use the additional shares to make more difficult or to discourage an attempt to acquire control of the Company.



    If these proposals are approved, the first paragraph of Article FOURTH of the Restated Certificate of Incorporation will be amended to read as follows:



        "FOURTH: The total number of shares of all classes of stock which the Corporation shall have the authority to issue is 1,050,000,000, of which 50,000,000 shares without par value are to be of a class designated Preferred Stock and 1,000,000,000 shares of the par value of $1 each are to be of a class designated Common Stock."



    If only one of the proposals is approved, the Restated Certificate of Incorporation will be amended to that extent only.


    The Company does not have any current plans, agreements or understandings for stock issuances which in the aggregate would involve the use of a number of shares that exceeds the amount currently authorized but unissued.


    The Board has unanimously adopted resolutions setting forth the proposed amendments to the Restated Certificate of Incorporation, declaring their advisability and directing that the proposed amendments be submitted to the shareowners for their approval at the Annual Meeting. If adopted by the shareowners, the amendments will become effective upon filing of an appropriate amendment to the Company's Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.



    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF EACH OF THE PROPOSED AMENDMENTS TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION. UNLESS CONTRARY CHOICES ARE SPECIFIED, PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR APPROVAL OF EACH OF THE PROPOSED AMENDMENTS.



APPROVAL OF AMENDMENT TO THE COMPANY'S 1999 LONG-TERM INCENTIVES PLAN TO
  INCREASE AUTHORIZED SHARES (PROPOSAL 4)



    The Company's shareowners are being asked to act upon a proposal to approve the action taken by the Board of Directors on December 9, 1999 amending the Company's 1999 LTIP to increase the number of shares authorized for issuance under the 1999 LTIP by 7,500,000 shares, from 20,370,000 shares to an aggregate of 27,870,000 shares, provided that not more than 8,200,000 shares will be available for grants of restricted stock.



    The Board of Directors believes that the attraction and retention of high quality personnel are essential to the Company's continued growth and success and that an incentive plan such as the 1999 LTIP is necessary for the Company to remain competitive in its compensation practices. Essentially all the shares available for issuance under the 1999 LTIP were used during fiscal 1999 for grants of awards of stock options and restricted stock to existing and newly hired employees. As of November 26, 1999, there were approximately 366,500 shares available for additional grants under the 1999 LTIP. In the absence of an increase in the authorized shares, after the grant of awards for the remaining authorized shares, no additional shares will be available for future awards under the 1999 LTIP, except to the extent that shares become available upon termination or cancellation of outstanding awards. For these reasons, the Board of Directors has approved an amendment to the 1999 LTIP to increase the number of shares of Common Stock of the Company available for issuance thereunder by 7,500,000 shares, from 20,370,000 shares to an aggregate of 27,870,000 shares, provided that no more than 8,200,000 of the aggregate number of shares authorized under the 1999 LTIP are available for awards of restricted stock. On December 22, 1999, the closing price of the Common Stock on The Nasdaq National Market was $70.


    If this proposal is approved, Section 5(a) of the 1999 LTIP will be amended to read as follows:


        "Subject to the adjustment provisions of Section 9, the number of shares of Stock with respect to which Awards may be granted under the Plan shall not exceed 27,870,000 shares of Stock; provided that no more than 8,200,000 of the shares of Stock available for Awards shall be available for Awards in the form of Restricted Stock. No single Participant shall receive, in any one calendar year, Awards which, over any three-year period exceed a per-year average of (i) 1,000,000 stock options, whether Nonqualified Stock Options or (in the case of Employees only) Incentive Stock Options and
    (ii) 200,000 shares (in the case of Employees only) of Restricted Stock."


    The following is a summary of the principal terms of the 1999 LTIP. Although the Company believes that the following description provides a fair summary of the material terms of the 1999 LTIP, the description is qualified in its entirety by the specific terms of the 1999 LTIP, a copy of which is available to any shareowner upon request to the Secretary of the Company.


    The purpose of the 1999 LTIP is to provide incentive compensation to officers, executives and other employees, and prospective employees, contractors and consultants of the Company and its subsidiaries who become employees, contractors and consultants; to attract and retain individuals of outstanding ability; and to align the interests of such officers, executives and other employees, and prospective employees, contractors and consultants with the interests of the Company's shareowners.


    The 1999 LTIP was originally adopted by the Company's Board of Directors and approved by Rockwell, as the Company's sole shareowner, in October 1998. The 1999 LTIP permits grants to be made from time to time as nonqualified stock options, incentive stock options and restricted stock.


    ADMINISTRATION. The 1999 LTIP is administered by the Compensation Committee, consisting of two or more members of the Company's Board of Directors who are not eligible to participate in the 1999 LTIP. In order to meet the requirements of Section 162(m) of the Code and rules under Section 16 of the Securities Exchange Act, all grants under the 1999 LTIP are made by those members of the Compensation Committee who are both "outside directors" as defined for purposes of Section 162(m) of the Code and regulations thereunder and "non-employee directors" as defined for purposes of Section 16 of the Securities Exchange Act.



    PARTICIPATION. The persons to whom grants are made under the 1999 LTIP ("1999 LTIP Participants") are selected from time to time by the Compensation Committee in its sole discretion from among (1) employees of the Company and its subsidiaries, (2) individuals who have been extended an offer of employment with the Company or one of its subsidiaries but who have not yet accepted such offer of employment or (3) individuals who perform, or who have been extended an offer to perform, consulting, contracting or other services for the Company or one of its subsidiaries (other than as an employee) who hold or are proposed to hold positions of significant responsibility with the Company or a subsidiary of the Company or whose performance or potential contribution, in the judgment of the Compensation Committee, will benefit the future success of the Company and its subsidiaries. Any grant to an individual who has been extended an offer of employment or to perform consulting, contracting or other services is contingent upon acceptance of the offer.



    SHARES SUBJECT TO 1999 LTIP. The 1999 LTIP currently authorizes the issuance or transfer of an aggregate of 20,370,000 shares of the Company's Common Stock, of which not more than 6,000,000 shares are available for grants of restricted stock. Shares of the Company's Common Stock subject to the unexercised or undistributed portion of any terminated or forfeited grant under the 1999 LTIP will be available for further awards.



    STOCK OPTIONS AND RESTRICTED STOCK. The 1999 LTIP authorizes grants to 1999 LTIP Participants of stock options, which may be either incentive stock options eligible for special tax treatment under the Code, or nonqualified stock options, and restricted stock. Incentive stock options and restricted stock may be granted only to employees (including officers and directors who are employees) of the Company and its subsidiaries. Under the 1999 LTIP, no single 1999 LTIP Participant will receive, in any one calendar year, grants which over any three-year period exceed an annual average of (1) 1,000,000 stock options, whether nonqualified stock options or incentive stock options, and (2) 200,000 shares of restricted stock.


    Under the provisions of the 1999 LTIP authorizing the grant of stock options, (a) the option price may not be less than the fair market value of the shares of the Company's Common Stock at the date of grant,

(b) the aggregate fair market value (determined as of the date the option is granted) of the shares of the Company's Common Stock for which any employee may be granted incentive stock options which are exercisable for the first time in any calendar year may not exceed $100,000, (c) stock options generally may not be exercised prior to one year nor after ten years from the date of grant and
(d) at the time of exercise of a stock option the option price must be paid in full in cash or in shares of the Company's Common Stock or in a combination of cash and shares of the Company's Common Stock.


    Under the 1999 LTIP, the Compensation Committee may also grant to 1999 LTIP Participants who are employees of the Company or its subsidiaries shares of the Company's Common Stock subject to restrictions on transfer and such other restrictions on incidents of ownership as the Compensation Committee may determine ("Restricted Stock"). During the restricted period, shares of Restricted Stock have all the attributes of outstanding shares of the Company's Common Stock, except that the Compensation Committee may provide at the time of the grant that any dividends or other distributions paid on such Restricted Stock while subject to such restrictions will be accumulated or reinvested in the Company's Common Stock and held subject to the same restrictions as the Restricted Stock and such other terms and conditions as the Compensation Committee may determine.



    All grants made under the 1999 LTIP are evidenced by an agreement between the Company and the 1999 LTIP Participant (the "Award Agreement") setting forth the terms and conditions applicable to the grants, as determined by the Compensation Committee consistent with the terms of the 1999 LTIP. Award Agreements include, among other things, a provision describing the treatment of grants in the event of the retirement, disability, death or other termination of a 1999 LTIP Participant's employment with the Company or any of the Company's subsidiaries, or the termination of the provision of contracting, consulting or other services by a 1999 LTIP Participant, including terms relating to the vesting, time for exercise, forfeiture or cancellation of a grant under such circumstances. Award Agreements for employees also include a provision stating that in the event the 1999 LTIP Participant's employment is terminated for cause, all grants made to such participant will immediately terminate and be forfeited.


    The Compensation Committee may condition, or provide for the acceleration of, the exercisability or vesting of any grant made under the 1999 LTIP upon such prerequisites as the Compensation Committee, in its sole discretion, deems appropriate, including achievement of specific performance objectives, with respect to one or more measures of the performance of the Company or its subsidiaries, including earnings per share, revenue, net income, stock price and total shareowner return.


    Under the 1999 LTIP, stock options and Restricted Stock may not be granted after December 31, 2008.



    AWARD GRANTS. As of November 30, 1999, options to purchase approximately 17,800,000 shares of the Company's Common Stock (including options for approximately 3,000,000 shares granted to the Named Executive Officers) were outstanding and 2,200,000 shares of Restricted Stock had been issued under the 1999 LTIP.


    In January 1999, the Company made one-time grants of 490,000 shares of Restricted Stock to certain of the Company's technical and non-executive managerial staff as a retention bonus. In addition, the Company made grants of 1,610,000 shares of Restricted Stock in lieu of payments from the Company's cash incentive plans in fiscal 1999.

    The restrictions on outstanding shares of Restricted Stock generally expire, and the awards become fully vested, within four years from the date of grant. As of October 1, 1999, vesting of most of the Restricted Stock grants made in fiscal 1999, including the shares issued to the Named Executive Officers, was accelerated based upon achievement of certain performance factors determined by the Board of Directors and measured for the third and fourth quarters of fiscal 1999.

    TAX MATTERS. The following is a brief summary of the material Federal income tax consequences of benefits under the 1999 LTIP under present law and regulations:

        (a) INCENTIVE STOCK OPTIONS. The grant of an incentive stock option will not result in any immediate tax consequences to the Company or the optionee. An optionee will not realize taxable income, and the Company will not be entitled to any deduction, upon the timely exercise of an incentive stock option, but the excess of the fair market value of the shares of the Company's Common Stock acquired over the option exercise price will be includable in the optionee's "alternative minimum taxable income" for purposes of the alternative minimum tax. If the optionee does not dispose of the shares of the Company's Common Stock acquired within one year after their receipt (and within two years after the option was granted), gain or loss realized on the subsequent disposition of the shares of the Company's Common Stock will be treated as long-term capital gain or loss. Capital losses of individuals are deductible only against capital gains and a limited amount of ordinary income. In the event of an earlier disposition, the optionee will realize ordinary income in an amount equal to the lesser of (1) the excess of the fair market value of the shares of the Company's Common Stock on the date of exercise over the option exercise price or
    (2) if the disposition is a taxable sale or exchange, the amount of any gain realized. Upon such a disqualifying disposition, the Company will be entitled to a deduction in the same amount and at the same time as the optionee realizes such ordinary income.

        (b) NONQUALIFIED STOCK OPTIONS. The grant of a nonqualified stock option will not result in any immediate tax consequences to the Company or the optionee. Upon the exercise of a nonqualified stock option, the optionee will realize ordinary income, and the Company will be entitled to a deduction, equal to the difference between the option exercise price and the fair market value of the shares of the Company's Common Stock acquired at the time of exercise.


        (c) RESTRICTED STOCK. An employee normally will not realize taxable income in connection with an award of Restricted Stock, and the Company will not be entitled to a deduction, until the termination of the restrictions. Upon such termination, the employee will realize ordinary income in an amount equal to the fair market value of the shares of the Company's Common Stock at that time, plus the amount of the dividends and interest thereon to which the employee then becomes entitled. However, an employee may elect to realize taxable ordinary income in the year the Restricted Stock is awarded in an amount equal to its fair market value at that time, determined without regard to the restrictions. The Company will be entitled to a deduction in the same amount and at the same time as the employee realizes income.



    CHANGE OF CONTROL BENEFITS. In order to maintain the rights of 1999 LTIP Participants in the event of a "change of control" of the Company (as defined in the Company's By-Laws), the 1999 LTIP, as originally adopted, provided that upon the occurrence of such a change, all outstanding stock options would become fully exercisable whether or not otherwise then exercisable, and the restrictions on all shares of the Company's Common Stock granted as Restricted Stock would lapse. On December 9, 1999, when it approved the amendment to increase the authorized shares under the 1999 LTIP to be voted upon at the Annual Meeting, the Board also approved an amendment to the 1999 LTIP to make the change of control provision therein inapplicable to future awards granted under the 1999 LTIP.


    AMENDMENT, SUSPENSION OR TERMINATION OF THE 1999 LTIP. The Board of Directors of the Company may at any time amend, suspend or discontinue the 1999 LTIP and the Compensation Committee may at any time alter or amend Award Agreements made thereunder to the extent permitted by law, provided that no such alteration or amendment will impair the rights of any recipient of grants without such recipient's consent. In the event of any change in the outstanding shares of the Company's Common Stock by reason of a stock dividend, stock split, recapitalization, merger, consolidation, reorganization or similar corporate change or an extraordinary dividend, the number of shares of the Company's Common Stock then remaining subject to the 1999 LTIP and the maximum number of shares that may be issued to a 1999 LTIP

Participant, including those that are covered by outstanding grants, will
(i) in the event of an increase in the number of outstanding shares of the Company's Common Stock, be proportionately increased and the price for each share then covered by an outstanding grant will be proportionately reduced, and
(ii) in the event of a reduction in the number of outstanding shares of the Company's Common Stock, be proportionately reduced and the price for each share then covered by an outstanding grant will be proportionately increased. The Compensation Committee may make any further adjustments as it deems necessary to ensure equitable treatment of any holder of a grant under the 1999 LTIP as the result of any transaction affecting the securities subject to the 1999 LTIP.


    Grants under the 1999 LTIP to eligible officers (including the Named Executive Officers), other employees, contractors and consultants, is subject to the discretion of the Compensation Committee. As of the date of this Proxy Statement, there has been no determination by the Compensation Committee with respect to future awards under the 1999 LTIP. Accordingly, future awards are not determinable. The following table sets forth information with respect to options granted under the 1999 LTIP as of November 30, 1999 to (i) the Named Executive Officers, (ii) all executive officers (including the Named Executive Officers) as a group and (iii) all employees (other than executive officers) as a group. As of the date of this Proxy Statement, there are approximately 3,855 participants in the 1999 LTIP.



                                                              NUMBER OF SHARES UNDERLYING
NAME AND POSITION WITH THE COMPANY                                OPTIONS GRANTED(1)
----------------------------------                            ---------------------------
Dwight W. Decker ...........................................            1,000,000
  Chairman of the Board and Chief Executive Officer
Moiz M. Beguwala ...........................................              470,000
  Senior Vice President and General Manager--Wireless
  Communications
Lewis C. Brewster ..........................................              400,000
  Senior Vice President, Worldwide Sales
Raouf Y. Halim .............................................              520,000
  Senior Vice President and General Manager--Network Access
Balakrishnan S. Iyer .......................................              700,000
  Senior Vice President and Chief Financial Officer
Executive Officers as a Group...............................            5,420,000
Non-Executive Directors as a Group(2).......................                   --
All Employees (other than Executive Officers) as a Group....           13,188,918


------------------------

(1) All options granted at fair market value as of date of grant.

(2) Directors who are not also employees of the Company are not eligible for awards under the 1999 LTIP, but participate in the Directors Plan.


    In addition to the 1999 LTIP, the Company has three other stock-based compensation plans: the Conexant Systems, Inc. 1998 Stock Option Plan (the "1998 Plan"); the Directors Plan; and the Conexant Systems, Inc. 2000 Non-Qualified Stock Plan (the "2000 Plan"). As of November 30, 1999, options to purchase an aggregate of approximately 14,831,000 shares of the Company's Common Stock were outstanding under the 1998 Plan. No further options may be granted under the 1998 Plan.



    An aggregate of 630,000 shares of the Company's Common Stock have been authorized for issuance under the Directors Plan. As of November 30, 1999, options for an aggregate of 320,000 shares of the Company's Common Stock were outstanding under the Directors Plan and 12,760 shares of Company Common Stock had been issued under the Directors Plan, including 6,380 shares issued as Restricted Stock and 6,380 shares issued as non-forfeitable stock.



    On November 5, 1999, the Board approved the establishment of the 2000 Plan under which the Company may grant to its officers and other employees awards covering a maximum of 15,000,000 shares of Conexant Common Stock which may be
(1) nonqualified options to purchase shares of Conexant

Common Stock or (2) shares of Restricted Stock for a maximum of 3,000,000 shares. The 2000 Plan is intended to be "broadly based" under applicable NASD Rules and it is currently anticipated that grants thereunder will be made primarily to persons who are not executive officers of Conexant. It is further anticipated that future grants under the 1999 LTIP will be made primarily to executive officers of Conexant and that the increase in authorized shares in the 1999 LTIP will be sufficient to cover such grants for approximately a three-year period. The 2000 Plan is substantially similar to the 1999 Plan, except that it does not provide for grants of incentive stock options and does not include a change of control provision. As of November 30, 1999, options to purchase 429,846 shares of the Company's Common Stock and 31,437 shares of Restricted Stock had been granted under the 2000 Plan.



    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE COMPANY'S 1999 LTIP. UNLESS A CONTRARY CHOICE IS SPECIFIED, PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR APPROVAL OF THE AMENDMENT.



RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS (PROPOSAL 5)


    Deloitte & Touche LLP have been the Company's independent auditors since 1998 and, at the recommendation of the Audit Committee of the Board, have been selected by the Board of Directors as the Company's independent auditors for the fiscal year ending September 30, 2000.

    Before the Audit Committee recommended to the full Board the appointment of Deloitte & Touche LLP, it carefully considered the qualifications of that firm, including its performance for Conexant and Rockwell in prior years and its reputation for integrity and for competence in the fields of accounting and auditing.

    A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she so desires. The representative will also be available to respond to appropriate questions from shareowners.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE CURRENT YEAR. UNLESS A CONTRARY CHOICE IS SPECIFIED, PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR RATIFICATION OF THE APPOINTMENT.

OTHER MATTERS

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


    Section 16(a) of the Securities Exchange Act requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission and the NASDAQ Stock Market. Such directors, officers and 10% shareowners are also required to furnish the Company with copies of all
Section 16(a) forms they file.



    Based solely on a review of the copies of such forms received by it, and on written representations from certain reporting persons, the Company believes that during fiscal 1999 its directors, officers and 10% shareowners timely filed all forms required to be filed under Section 16(a), except that Steven M. Thomson, Vice President and Controller of the Company, inadvertently reported late the issuance to his wife of 266 shares of Restricted Stock and options covering 800 shares of the Company's Common Stock under the 1999 LTIP.


2001 SHAREOWNER PROPOSALS OR NOMINATIONS


    Shareowners of the Company may submit proposals that they believe should be voted upon at the Company's Annual Meetings of Shareowners or nominate persons for election to the Board of Directors. Pursuant to Rule 14a-8 under the Securities Exchange Act, some shareowner proposals may be eligible for inclusion in the Company's Proxy Statement for the Company's 2001 Annual Meeting of Shareowners. Any such shareowner proposals must be submitted in writing to the Secretary of the Company no later than

September 5, 2000. The submission of a shareowner proposal does not guarantee that it will be included in the Company's Proxy Statement.



    In addition, under the Company's By-laws, a shareowner proposal or nomination must be submitted in writing to the Secretary of the Company for the 2001 Annual Meeting of Shareowners not less than 90 days nor more than 120 days prior to the anniversary of the 2000 Annual Meeting, unless the date of the 2001 Annual Meeting of Shareowners is advanced by more than 30 days or delayed (other than as a result of adjournment) by more than 60 days from the anniversary of the 2000 Annual Meeting. For the Company's 2001 Annual Meeting, this means that any such proposal or nomination must be submitted no earlier than October 14, 2000 and no later than November 13, 2000. If the date of the 2001 Annual Meeting is advanced by more than 30 days or delayed (other than as a result of adjournment) by more than 60 days from the anniversary of the 2000 Annual Meeting, the shareowner must submit any such proposal or nomination no earlier than the close of business on the 120(th) day prior to the 2001 Annual Meeting and no later than the close of business on the later of the 90(th) day prior to the 2001 Annual Meeting or the 10(th) day following the day on which public announcement of the date of such meeting is first made. The shareowner's submission must include certain specified information concerning the proposal or nominee, as the case may be, and information as to the shareowner's ownership of Common Stock of the Company. Proposals or nominations not meeting these requirements will not be entertained at the 2001 Annual Meeting. If the shareowner does not also comply with the requirements of Rule 14a-4 under the Securities Exchange Act, the Company may exercise discretionary voting authority under proxies it solicits to vote in accordance with its best judgment on any such proposal or nomination submitted by a shareowner. Shareowners should contact the Secretary of the Company in writing at 4311 Jamboree Road, Newport Beach, California 92660-3095 to make any submission or to obtain additional information as to the proper form and content of submissions.


ANNUAL REPORT TO SHAREOWNERS AND FINANCIAL STATEMENTS

    COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1999, INCLUDING FINANCIAL STATEMENTS (THE "FORM 10-K") (WITHOUT EXHIBITS), AND THE COMPANY'S 1999 ANNUAL REPORT TO SHAREOWNERS ARE BEING MAILED TO THE COMPANY'S SHAREOWNERS TOGETHER WITH THIS PROXY STATEMENT. ADDITIONAL COPIES OF THE FORM 10-K WILL BE FURNISHED TO INTERESTED SHAREOWNERS, WITHOUT CHARGE, UPON WRITTEN REQUEST. EXHIBITS TO THE FORM 10-K WILL BE FURNISHED UPON WRITTEN REQUEST AND PAYMENT OF A FEE OF TEN CENTS PER PAGE COVERING THE COMPANY'S COSTS. WRITTEN REQUESTS SHOULD BE DIRECTED TO THE COMPANY AT 4311 JAMBOREE ROAD, NEWPORT BEACH, CALIFORNIA 92660-3095, ATTENTION: INVESTOR RELATIONS. THE COMPANY'S 1999 ANNUAL REPORT TO SHAREOWNERS, THE FORM 10-K AND THIS PROXY STATEMENT ARE ALSO AVAILABLE ON CONEXANT'S INVESTOR RELATIONS WEB SITE.

OTHER MATTERS

    At the date hereof, there are no other matters that the Board of Directors intends to present, or has reason to believe others will present, at the Annual Meeting. If other matters come before the Annual Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters.

EXPENSES OF SOLICITATION

    The cost of the solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally, or by telephone or by telegraph, by a few regular employees of the Company without additional compensation. The Company has engaged ChaseMellon Consulting Services, L.L.C. to assist in the solicitation of proxies for a base fee of $10,000, plus all reasonable out-of-pocket expenses. The Company will also reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their expenses for sending proxy materials to principals and obtaining their proxies.


January 3, 2000

                                      PROXY
                             CONEXANT SYSTEMS, INC.
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Dwight W. Decker and Dennis E. O'Reilly, and each of them, with power to act without the other and with full power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Conexant Systems, Inc. Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareowners of the Company to be held on February 10, 2000, or any adjournment thereof, with all powers which the undersigned would possess if present at the Meeting.

         To vote in accordance with the Board of Directors' recommendations just sign and date the other side; no boxes need to be checked.

Comments:
          ------------------------------------------------------------------
          ------------------------------------------------------------------
          ------------------------------------------------------------------
          ------------------------------------------------------------------

(If you have written in the above space, please mark the "Comments" box on the other side.)

       (Continued, and to be marked, dated and signed, on the other side)
                              FOLD AND DETACH HERE


Where a vote is not specified, the proxies will vote the shares represented by                     Please mark your
the proxy FOR the election of directors and FOR proposals 2, 3, 4 and 5 and will                      votes as indicated    /X/
vote in accordance with their discretion on such other matters as may properly                     in this example.
come before the meeting.
                                              WITHHOLD
                                                 FOR
                                          FOR    ALL
1. ELECTION OF TWO DIRECTORS-Nominees:    / /    / /                                              FOR    AGAINST   ABSTAIN
01) D. W. Decker       02) F. C. Farrill                        4. APPROVAL OF AMENDMENT TO       / /      / /       / /
                                                                   1999 LONG-TERM INCENTIVES
                                                                   PLAN

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)


----------------------------------------------------------------

                                                                                                  FOR    AGAINST   ABSTAIN
                                                                5. RATIFICATION OF APPOINTMENT    / /      / /       / /
                                                                   OF AUDITORS

                                                 I consent to future access of the
                                                 Annual Reports and Proxy Materials
2. APPROVAL OF AMENDMENT TO RESTATED             electronically via the Internet. I           / /    I/we plan to attend the   / /
   CERTIFICATE OF INCORPORATION TO               understand that the Company may no                  meeting. Please send an
   INCREASE AUTHORIZED PREFERRED STOCK           longer distribute printed materials                 Admittance Card.
                                                 to me for any future shareowner meeting
FOR   AGAINST   ABSTAIN                          until such consent is revoked. I
/ /     / /       / /                            understand that I may revoke my consent
                                                 at any time.
3. APPROVAL OF AMENDMENT TO RESTATED
   CERTIFICATE OF INCORPORATION TO INCREASE
   AUTHORIZED COMMON STOCK

FOR   AGAINST   ABSTAIN
/ /     / /       / /
                                                                                                       Comments on other side    / /


Signature ______________________________________________Signature if held jointly ________________________________ Date: ____________________, 2000
In signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the name of more than one person each should sign the proxy. PLEASE SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                 FOLD AND DETACH HERE AND READ THE REVERSE SIDE

                             YOUR VOTE IS IMPORTANT!
                       YOU CAN VOTE IN ONE OF THREE WAYS:

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                VOTE BY INTERNET: 24 HOURS A DAY, 7 DAYS A WEEK.
   Follow the instructions at our Website Address: http://www.eproxy.com/cnxt

   If you indicate that you will be attending the meeting, you will automatically be mailed an Admittance Card.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                       OR
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     VOTE BY PHONE: FOR U.S. SHAREOWNERS ONLY, CALL TOLL-FREE 1-800-840-1208
            ON A TOUCH TONE TELEPHONE 24 HOURS A DAY, 7 DAYS A WEEK.
     There is NO CHARGE to you for this call. Have your proxy card in hand.
You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form.
OPTION 1: To vote as the Board of Directors recommends on ALL proposals, press
1.
                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1
OPTION 2: If you choose to vote on each proposal separately, Press 0. You will hear these instructions:
Proposal 1, Director Election Proposal: To vote FOR ALL nominees, press 1, to WITHHOLD FOR ALL nominees, press 9.
 TO WITHHOLD FOR AN INDIVIDUAL nominee, Press 0 and listen to the instructions.
Proposal 2 and All Other Proposals:     To vote FOR, press 1; AGAINST, press 9;
                                        ABSTAIN, press 0
The instructions are the same for all other proposals.
                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1

Press 1 to consent to view future Annual Reports and Proxy Materials for this account via the Internet.

                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                       OR
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
VOTE BY PROXY CARD: Mark, sign and date your proxy card and return it promptly in the enclosed envelope.
NOTE: If you voted by Internet or telephone, THERE IS NO NEED TO MAIL BACK your proxy card.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                              THANK YOU FOR VOTING.
------------------------------------------------------------

 TO VIEW OUR ANNUAL REPORT AND PROXY MATERIALS ONLINE GO TO:

                   http://www.conexant.com
------------------------------------------------------------

                                 DIRECTION CARD
                    ROCKWELL SALARIED RETIREMENT SAVINGS PLAN
                       TO: WELLS FARGO BANK, N.A., TRUSTEE

         You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Conexant capital stock held for my account in the Rockwell Salaried Retirement Savings Plan at the Annual Meeting of Shareowners of Conexant Systems, Inc. to be held on February 10, 2000, or any adjournment thereof, as follows:

         TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS CHECK THE BOXES FOR EACH PROPOSAL LISTED ON THE OTHER SIDE, THEN SIGN, DATE AND RETURN CARD.

         Please vote in accordance with the instructions on the reverse side of this card by February 9, 2000. IF YOU DO NOT PROPERLY VOTE by that date, Wells Fargo Bank, N.A., Trustee for the Rockwell Plans, will vote the shares allocated to your Rockwell Plan accounts as it deems proper.

       (Continued, and to be marked, dated and signed, on the other side)
                            FOLD AND DETACH HERE



                                                                   Please mark your
                                                                   votes as indicated   /X/
                                                                   in this example.
                                               WITHHOLD
                                                 FOR
                                          FOR    ALL
1. ELECTION OF TWO DIRECTORS-Nominees:    / /    / /                                              FOR    AGAINST   ABSTAIN
01) D. W. Decker       02) F. C. Farrill                        4. APPROVAL OF AMENDMENT TO       / /      / /       / /
                                                                   1999 LONG-TERM INCENTIVES
                                                                   PLAN

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)


----------------------------------------------------------------

                                                                                                  FOR    AGAINST   ABSTAIN
                                                                5. RATIFICATION OF APPOINTMENT    / /      / /       / /
                                                                   OF AUDITORS

                                                 I consent to future access of the
                                                 Annual Reports and Proxy Materials
2. APPROVAL OF AMENDMENT TO RESTATED             electronically via the Internet. I           / /    I/we plan to attend the   / /
   CERTIFICATE OF INCORPORATION TO               understand that the Company may no                  meeting. Please send an
   INCREASE AUTHORIZED PREFERRED STOCK           longer distribute printed materials                 Admittance Card.
                                                 to me for any future shareowner meeting
FOR   AGAINST   ABSTAIN                          until such consent is revoked. I
/ /     / /       / /                            understand that I may revoke my consent
                                                 at any time.

3. APPROVAL OF AMENDMENT TO RESTATED
   CERTIFICATE OF INCORPORATION TO
   INCREASE AUTHORIZED COMMON STOCK

FOR   AGAINST   ABSTAIN
/ /     / /       / /


Signature ______________________________________________Signature if held jointly ________________________________ Date: ____________________, 2000
In signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the name of more than one person each should sign the Direction Card. PLEASE SIGN, DATE, AND RETURN THE DIRECTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                  FOLD AND DETACH HERE AND READ THE REVERSE SIDE

                             YOUR VOTE IS IMPORTANT!
                       YOU CAN VOTE IN ONE OF THREE WAYS:

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                VOTE BY INTERNET: 24 HOURS A DAY, 7 DAYS A WEEK.
   Follow the instructions at our Website Address: http://www.eproxy.com/cnxt

   If you indicate that you will be attending the meeting, you will automatically be mailed an Admittance Card.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                       OR
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     VOTE BY PHONE: FOR U.S. SHAREOWNERS ONLY, CALL TOLL-FREE 1-800-840-1208
            ON A TOUCH TONE TELEPHONE 24 HOURS A DAY, 7 DAYS A WEEK.

     There is NO CHARGE to you for this call. Have your direction card in hand.

You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form.
OPTION 1: To vote as the Board of Directors recommends on ALL proposals, press
1.
                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1
OPTION 2: If you choose to vote on each proposal separately, Press 0. You will hear these instructions:
Proposal 1, Director Election Proposal: To vote FOR ALL nominees, press 1, to WITHHOLD FOR ALL nominees, press 9.
 TO WITHHOLD FOR AN INDIVIDUAL nominee, Press 0 and listen to the instructions.
Proposal 2 and All Other Proposals:     To vote FOR, press 1; AGAINST, press 9;
                                        ABSTAIN, press 0
The instructions are the same for all other proposals.
                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1

Press 1 to consent to view future Annual Reports and Proxy Materials for this account via the Internet.
                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                       OR
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
VOTE BY DIRECTION CARD: Mark, sign and date your direction card and return it promptly in the enclosed envelope.
NOTE: If you voted by Internet or telephone, THERE IS NO NEED TO MAIL BACK your direction card.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                              THANK YOU FOR VOTING.
------------------------------------------------------------
 TO VIEW OUR ANNUAL REPORT AND PROXY MATERIALS ONLINE GO TO:
                   http://www.conexant.com
------------------------------------------------------------

                                 DIRECTION CARD
             ROCKWELL NON-REPRESENTED HOURLY RETIREMENT SAVINGS PLAN
                       TO: WELLS FARGO BANK, N.A., TRUSTEE

         You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Conexant capital stock held for my account in the Rockwell Non-Represented Hourly Retirement Savings Plan at the Annual Meeting of Shareowners of Conexant Systems, Inc. to be held on February 10, 2000, or any adjournment thereof, as follows:

         TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS CHECK THE BOXES FOR EACH PROPOSAL LISTED ON THE OTHER SIDE, THEN SIGN, DATE AND RETURN CARD.

          Please vote in accordance with the instructions on the reverse side of this card by February 9, 2000. IF YOU DO NOT PROPERLY VOTE by that date, Wells Fargo Bank, N.A., Trustee for the Rockwell Plans, will vote the shares allocated to your Rockwell Plan accounts as it deems proper.

       (Continued, and to be marked, dated and signed, on the other side)
                              FOLD AND DETACH HERE


                                                                   Please mark your
                                                                   votes as indicated   /X/
                                                                   in this example.

                                              WITHHOLD
                                                 FOR
                                          FOR    ALL
1. ELECTION OF TWO DIRECTORS-Nominees:    / /    / /                                              FOR    AGAINST   ABSTAIN
01) D. W. Decker       02) F. C. Farrill                        4. APPROVAL OF AMENDMENT TO       / /      / /       / /
                                                                   1999 LONG-TERM INCENTIVES
                                                                   PLAN

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)


----------------------------------------------------------------

                                                                                                  FOR    AGAINST   ABSTAIN
                                                                5. RATIFICATION OF APPOINTMENT    / /      / /       / /
                                                                   OF AUDITORS

                                                 I consent to future access of the
                                                 Annual Reports and Proxy Materials
2. APPROVAL OF AMENDMENT TO RESTATED             electronically via the Internet. I           / /    I/we plan to attend the   / /
   CERTIFICATE OF INCORPORATION TO               understand that the Company may no                  meeting. Please send an
   INCREASE AUTHORIZED PREFERRED STOCK           longer distribute printed materials                 Admittance Card.
                                                 to me for any future shareowner meeting
FOR   AGAINST   ABSTAIN                          until such consent is revoked. I
/ /     / /       / /                            understand that I may revoke my consent
                                                 at any time.
3. APPROVAL OF AMENDMENT TO RESTATED
   CERTIFICATE OF INCORPORATION TO
   INCREASE AUTHORIZED COMMON STOCK

FOR   AGAINST   ABSTAIN
/ /     / /       / /


Signature ______________________________________________Signature if held jointly ________________________________ Date: ____________________, 2000
In signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the name of more than one person each should sign the Direction Card. PLEASE SIGN, DATE, AND RETURN THE DIRECTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                FOLD AND DETACH HERE AND READ THE REVERSE SIDE

                             YOUR VOTE IS IMPORTANT!
                       YOU CAN VOTE IN ONE OF THREE WAYS:

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                VOTE BY INTERNET: 24 HOURS A DAY, 7 DAYS A WEEK.
   Follow the instructions at our Website Address: http://www.eproxy.com/cnxt

   If you indicate that you will be attending the meeting, you will automatically be mailed an Admittance Card.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                       OR
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     VOTE BY PHONE: FOR U.S. SHAREOWNERS ONLY, CALL TOLL-FREE 1-800-840-1208
            ON A TOUCH TONE TELEPHONE 24 HOURS A DAY, 7 DAYS A WEEK.

     There is NO CHARGE to you for this call. Have your direction card in hand.

You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form.
OPTION 1: To vote as the Board of Directors recommends on ALL proposals, press
1.
                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1
OPTION 2: If you choose to vote on each proposal separately, Press 0. You will hear these instructions:
Proposal 1, Director Election Proposal: To vote FOR ALL nominees, press 1, to WITHHOLD FOR ALL nominees, press 9.
 TO WITHHOLD FOR AN INDIVIDUAL nominee, Press 0 and listen to the instructions.
Proposal 2 and All Other Proposals:     To vote FOR, press 1; AGAINST, press 9;
                                        ABSTAIN, press 0
The instructions are the same for all other proposals.
                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1

Press 1 to consent to view future Annual Reports and Proxy Materials for this account via the Internet.
                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                       OR
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  VOTE BY DIRECTION CARD: Mark, sign and date your direction card and return it promptly in the enclosed envelope.
NOTE: If you voted by Internet or telephone, THERE IS NO NEED TO MAIL BACK your direction card.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                              THANK YOU FOR VOTING.
------------------------------------------------------------
 TO VIEW OUR ANNUAL REPORT AND PROXY MATERIALS ONLINE GO TO:
                   http://www.conexant.com
------------------------------------------------------------

                                 DIRECTION CARD
                ROCKWELL EMPLOYEE SAVINGS AND INVESTMENT PLAN FOR
                          REPRESENTED HOURLY EMPLOYEES
                       TO: WELLS FARGO BANK, N.A., TRUSTEE

         You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Conexant capital stock held for my account in the Rockwell Employee Savings and Investment Plan for Represented Hourly Employees at the Annual Meeting of Shareowners of Conexant Systems, Inc. to be held on February 10, 2000, or any adjournment thereof, as follows:

         TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS CHECK THE BOXES FOR EACH PROPOSAL LISTED ON THE OTHER SIDE, THEN SIGN, DATE AND RETURN CARD.

         Please vote in accordance with the instructions on the reverse side of this card by February 9, 2000. IF YOU DO NOT PROPERLY VOTE by that date, Wells Fargo Bank, N.A., Trustee for the Rockwell Plans, will vote the shares allocated to your Rockwell Plan accounts as it deems proper.

       (Continued, and to be marked, dated and signed, on the other side)
                            FOLD AND DETACH HERE


                                                                  Please mark your
                                                                  votes as indicated   /X/
                                                                  in this example.
                                               WITHHOLD
                                                 FOR
                                          FOR    ALL
1. ELECTION OF TWO DIRECTORS-Nominees:    / /    / /                                              FOR    AGAINST   ABSTAIN
01) D. W. Decker       02) F. C. Farrill                        4. APPROVAL OF AMENDMENT TO       / /      / /       / /
                                                                   1999 LONG-TERM INCENTIVES
                                                                   PLAN

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)


----------------------------------------------------------------

                                                                                                  FOR    AGAINST   ABSTAIN
                                                                5. RATIFICATION OF APPOINTMENT    / /      / /       / /
                                                                   OF AUDITORS

                                                 I consent to future access of the
                                                 Annual Reports and Proxy Materials
2. APPROVAL OF AMENDMENT TO RESTATED             electronically via the Internet. I           / /    I/we plan to attend the   / /
   CERTIFICATE OF INCORPORATION TO               understand that the Company may no                  meeting. Please send an
   INCREASE AUTHORIZED PREFERRED STOCK           longer distribute printed materials                 Admittance Card.
                                                 to me for any future shareowner meeting
FOR   AGAINST   ABSTAIN                          until such consent is revoked. I
/ /     / /       / /                            understand that I may revoke my consent
                                                 at any time.

3. APPROVAL OF AMENDMENT TO RESTATED
   CERTIFICATE OF INCORPORATION TO INCREASE
   AUTHORIZED COMMON STOCK

FOR   AGAINST   ABSTAIN
/ /     / /       / /


Signature ______________________________________________Signature if held jointly ________________________________ Date: ____________________, 2000
In signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the name of more than one person each should sign the Direction Card. PLEASE SIGN, DATE, AND RETURN THE DIRECTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                 FOLD AND DETACH HERE AND READ THE REVERSE SIDE

                             YOUR VOTE IS IMPORTANT!
                       YOU CAN VOTE IN ONE OF THREE WAYS:

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                VOTE BY INTERNET: 24 HOURS A DAY, 7 DAYS A WEEK.
   Follow the instructions at our Website Address: http://www.eproxy.com/cnxt

   If you indicate that you will be attending the meeting, you will automatically be mailed an Admittance Card.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                       OR
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     VOTE BY PHONE: FOR U.S. SHAREOWNERS ONLY, CALL TOLL-FREE 1-800-840-1208
            ON A TOUCH TONE TELEPHONE 24 HOURS A DAY, 7 DAYS A WEEK.

     There is NO CHARGE to you for this call. Have your direction card in hand.

You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form.
OPTION 1: To vote as the Board of Directors recommends on ALL proposals, press
1.
                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1
OPTION 2: If you choose to vote on each proposal separately, Press 0. You will hear these instructions:
Proposal 1, Director Election Proposal: To vote FOR ALL nominees, press 1, to WITHHOLD FOR ALL nominees, press 9.
 TO WITHHOLD FOR AN INDIVIDUAL nominee, Press 0 and listen to the instructions.
Proposal 2 and All Other Proposals:     To vote FOR, press 1; AGAINST, press 9;
                                        ABSTAIN, press 0
The instructions are the same for all other proposals.
                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1

Press 1 to consent to view future Annual Reports and Proxy Materials for this account via the Internet.
                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                       OR
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 VOTE BY DIRECTION CARD: Mark, sign and date your direction card and return it promptly in the enclosed envelope.
NOTE: If you voted by Internet or telephone, THERE IS NO NEED TO MAIL BACK your direction card.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                              THANK YOU FOR VOTING.
------------------------------------------------------------
 TO VIEW OUR ANNUAL REPORT AND PROXY MATERIALS ONLINE GO TO:
                   http://www.conexant.com
------------------------------------------------------------

                                 DIRECTION CARD
             ROCKWELL RETIREMENT SAVINGS PLAN FOR CERTAIN EMPLOYEES
                       TO: WELLS FARGO BANK, N.A., TRUSTEE

         You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Conexant capital stock held for my account in the Rockwell Retirement Savings Plan for Certain Employees at the Annual Meeting of Shareowners of Conexant Systems, Inc. to be held on February 10, 2000, or any adjournment thereof, as follows:

         TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS CHECK THE BOXES FOR EACH PROPOSAL LISTED ON THE OTHER SIDE, THEN SIGN, DATE AND RETURN CARD.

         Please vote in accordance with the instructions on the reverse side of this card by February 9, 2000. IF YOU DO NOT PROPERLY VOTE by that date, Wells Fargo Bank, N.A., Trustee for the Rockwell Plans, will vote the shares allocated to your Rockwell Plan accounts as it deems proper.

       (Continued, and to be marked, dated and signed, on the other side)
                           FOLD AND DETACH HERE


                                                                   Please mark your
                                                                   votes as indicated   /X/
                                                                   in this example.

                                              WITHHOLD
                                                 FOR
                                          FOR    ALL
1. ELECTION OF TWO DIRECTORS-Nominees:    / /    / /                                              FOR    AGAINST   ABSTAIN
01) D. W. Decker       02) F. C. Farrill                        4. APPROVAL OF AMENDMENT TO       / /      / /       / /
                                                                   1999 LONG-TERM INCENTIVES
                                                                   PLAN

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)


----------------------------------------------------------------

                                                                                                  FOR    AGAINST   ABSTAIN
                                                                5. RATIFICATION OF APPOINTMENT    / /      / /       / /
                                                                   OF AUDITORS

                                                 I consent to future access of the
                                                 Annual Reports and Proxy Materials
2. APPROVAL OF AMENDMENT TO RESTATED             electronically via the Internet. I           / /    I/we plan to attend the   / /
   CERTIFICATE OF INCORPORATION TO               understand that the Company may no                  meeting. Please send an
   INCREASE AUTHORIZED PREFERRED STOCK           longer distribute printed materials                 Admittance Card.
                                                 to me for any future shareowner meeting
FOR   AGAINST   ABSTAIN                          until such consent is revoked. I
/ /     / /       / /                            understand that I may revoke my consent
                                                 at any time.

3. APPROVAL OF AMENDMENT TO RESTATED
   CERTIFICATE OF INCORPORATION TO
   INCREASE AUTHORIZED COMMON STOCK

FOR   AGAINST   ABSTAIN
/ /     / /       / /


Signature ______________________________________________Signature if held jointly ________________________________ Date: ____________________, 2000
In signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the name of more than one person each should sign the Direction Card. PLEASE SIGN, DATE, AND RETURN THE DIRECTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                FOLD AND DETACH HERE AND READ THE REVERSE SIDE

                             YOUR VOTE IS IMPORTANT!
                       YOU CAN VOTE IN ONE OF THREE WAYS:

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                VOTE BY INTERNET: 24 HOURS A DAY, 7 DAYS A WEEK.
   Follow the instructions at our Website Address: http://www.eproxy.com/cnxt

   If you indicate that you will be attending the meeting, you will automatically be mailed an Admittance Card.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                       OR
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     VOTE BY PHONE: FOR U.S. SHAREOWNERS ONLY, CALL TOLL-FREE 1-800-840-1208
            ON A TOUCH TONE TELEPHONE 24 HOURS A DAY, 7 DAYS A WEEK.

   There is NO CHARGE to you for this call. Have your direction card in hand.

You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form.
OPTION 1: To vote as the Board of Directors recommends on ALL proposals, press
1.
                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1
OPTION 2: If you choose to vote on each proposal separately, Press 0. You will hear these instructions:
Proposal 1, Director Election Proposal: To vote FOR ALL nominees, press 1, to WITHHOLD FOR ALL nominees, press 9.
 TO WITHHOLD FOR AN INDIVIDUAL nominee, Press 0 and listen to the instructions.
Proposal 2 and All Other Proposals:     To vote FOR, press 1; AGAINST, press 9;
                                        ABSTAIN, press 0
The instructions are the same for all other proposals.
                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1

Press 1 to consent to view future Annual Reports and Proxy Materials for this account via the Internet.
                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                       OR
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
VOTE BY DIRECTION CARD: Mark, sign and date your direction card and return it promptly in the enclosed envelope.
NOTE: If you voted by Internet or telephone, THERE IS NO NEED TO MAIL BACK your direction card.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                              THANK YOU FOR VOTING.
------------------------------------------------------------
 TO VIEW OUR ANNUAL REPORT AND PROXY MATERIALS ONLINE GO TO:
                   http://www.conexant.com
------------------------------------------------------------

                                 DIRECTION CARD
                       CONEXANT SALARIED 401K SAVINGS PLAN
                   TO: FIDELITY MANAGEMENT TRUST COMPANY, TRUSTEE

         You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Conexant capital stock held for my account in the Conexant Salaried 401K Savings Plan at the Annual Meeting of Shareowners of Conexant Systems, Inc. to be held on February 10, 2000, or any adjournment thereof, as follows:

         TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS CHECK THE BOXES FOR EACH PROPOSAL LISTED ON THE OTHER SIDE, THEN SIGN, DATE AND RETURN CARD.

         Please vote in accordance with the instructions on the reverse side of this card by February 9, 2000. IF YOU DO NOT PROPERLY VOTE by that date, Fidelity Management Trust Company, Trustee for the Conexant Plans, will NOT vote the shares allocated to your Conexant Plan accounts.

       (Continued, and to be marked, dated and signed, on the other side)
                             FOLD AND DETACH HERE


                                                                   Please mark your
                                                                   votes as indicated   /X/
                                                                   in this example.
                                              WITHHOLD
                                                 FOR
                                          FOR    ALL
1. ELECTION OF TWO DIRECTORS-Nominees:    / /    / /                                              FOR    AGAINST   ABSTAIN
01) D. W. Decker       02) F. C. Farrill                        4. APPROVAL OF AMENDMENT TO       / /      / /       / /
                                                                   1999 LONG-TERM INCENTIVES
                                                                   PLAN

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)


----------------------------------------------------------------

                                                                                                  FOR    AGAINST   ABSTAIN
                                                                5. RATIFICATION OF APPOINTMENT    / /      / /       / /
                                                                   OF AUDITORS

                                                 I consent to future access of the
                                                 Annual Reports and Proxy Materials
2. APPROVAL OF AMENDMENT TO RESTATED             electronically via the Internet. I           / /    I/we plan to attend the   / /
   CERTIFICATE OF INCORPORATION TO               understand that the Company may no                  meeting. Please send an
   INCREASE AUTHORIZED PREFERRED STOCK           longer distribute printed materials                 Admittance Card.
                                                 to me for any future shareowner meeting
FOR   AGAINST   ABSTAIN                          until such consent is revoked. I
/ /     / /       / /                            understand that I may revoke my consent
                                                 at any time.

3. APPROVAL OF AMENDMENT TO RESTATED
   CERTIFICATE OF INCORPORATION TO
   INCREASE AUTHORIZED COMMON STOCK

FOR   AGAINST   ABSTAIN
/ /     / /       / /


Signature ______________________________________________Signature if held jointly ________________________________ Date: ____________________, 2000
In signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the name of more than one person each should sign the Direction Card. PLEASE SIGN, DATE, AND RETURN THE DIRECTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                  FOLD AND DETACH HERE AND READ THE REVERSE SIDE

                             YOUR VOTE IS IMPORTANT!
                       YOU CAN VOTE IN ONE OF THREE WAYS:

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                VOTE BY INTERNET: 24 HOURS A DAY, 7 DAYS A WEEK.
   Follow the instructions at our Website Address: http://www.eproxy.com/cnxt

   If you indicate that you will be attending the meeting, you will automatically be mailed an Admittance Card.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                       OR
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     VOTE BY PHONE: FOR U.S. SHAREOWNERS ONLY, CALL TOLL-FREE 1-800-840-1208
            ON A TOUCH TONE TELEPHONE 24 HOURS A DAY, 7 DAYS A WEEK.

     There is NO CHARGE to you for this call. Have your direction card in hand.

You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form.
OPTION 1: To vote as the Board of Directors recommends on ALL proposals, press
1.
                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1
OPTION 2: If you choose to vote on each proposal separately, Press 0. You will hear these instructions:
Proposal 1, Director Election Proposal: To vote FOR ALL nominees, press 1, to WITHHOLD FOR ALL nominees, press 9.
 TO WITHHOLD FOR AN INDIVIDUAL nominee, Press 0 and listen to the instructions.
Proposal 2 and All Other Proposals:     To vote FOR, press 1; AGAINST, press 9;
                                        ABSTAIN, press 0
The instructions are the same for all other proposals.
                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1

Press 1 to consent to view future Annual Reports and Proxy Materials for this account via the Internet.
                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                       OR
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 VOTE BY DIRECTION CARD: Mark, sign and date your direction card and return it promptly in the enclosed envelope.
NOTE: If you voted by Internet or telephone, THERE IS NO NEED TO MAIL BACK your direction card.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                              THANK YOU FOR VOTING.
------------------------------------------------------------
 TO VIEW OUR ANNUAL REPORT AND PROXY MATERIALS ONLINE GO TO:
                   http://www.conexant.com
------------------------------------------------------------

                                 DIRECTION CARD
                        CONEXANT HOURLY 401K SAVINGS PLAN
                   TO: FIDELITY MANAGEMENT TRUST COMPANY, TRUSTEE

         You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Conexant capital stock held for my account in the Conexant Hourly 401K Savings Plan at the Annual Meeting of Shareowners of Conexant Systems, Inc. to be held on February 10, 2000, or any adjournment thereof, as follows:

         TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS CHECK THE BOXES FOR EACH PROPOSAL LISTED ON THE OTHER SIDE, THEN SIGN, DATE AND RETURN CARD.

         Please vote in accordance with the instructions on the reverse side of this card by February 9, 2000. IF YOU DO NOT PROPERLY VOTE by that date, Fidelity Management Trust Company, Trustee for the Conexant Plans, will NOT vote the shares allocated to your Conexant Plan accounts.

       (Continued, and to be marked, dated and signed, on the other side)
                             FOLD AND DETACH HERE


                                                                   Please mark your
                                                                   votes as indicated   /X/
                                                                   in this example.


                                              WITHHOLD
                                                 FOR
                                          FOR    ALL
1. ELECTION OF TWO DIRECTORS-Nominees:    / /    / /                                              FOR    AGAINST   ABSTAIN
01) D. W. Decker       02) F. C. Farrill                        4. APPROVAL OF AMENDMENT TO       / /      / /       / /
                                                                   1999 LONG-TERM INCENTIVES
                                                                   PLAN

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)


----------------------------------------------------------------

                                                                                                  FOR    AGAINST   ABSTAIN
                                                                5. RATIFICATION OF APPOINTMENT    / /      / /       / /
                                                                   OF AUDITORS

                                                 I consent to future access of the
                                                 Annual Reports and Proxy Materials
2. APPROVAL OF AMENDMENT TO RESTATED             electronically via the Internet. I           / /    I/we plan to attend the   / /
   CERTIFICATE OF INCORPORATION TO               understand that the Company may no                  meeting. Please send an
   INCREASE AUTHORIZED PREFERRED STOCK           longer distribute printed materials                 Admittance Card.
                                                 to me for any future shareowner meeting
FOR   AGAINST   ABSTAIN                          until such consent is revoked. I
/ /     / /       / /                            understand that I may revoke my consent
                                                 at any time.

3. APPROVAL OF AMENDMENT TO RESTATED
   CERTIFICATE OF INCORPORATION TO
   INCREASE AUTHORIZED COMMON STOCK

FOR   AGAINST   ABSTAIN
/ /     / /       / /


Signature ______________________________________________Signature if held jointly ________________________________ Date: ____________________, 2000
In signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the name of more than one person each should sign the Direction Card. PLEASE SIGN, DATE, AND RETURN THE DIRECTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                  FOLD AND DETACH HERE AND READ THE REVERSE SIDE

                             YOUR VOTE IS IMPORTANT!
                       YOU CAN VOTE IN ONE OF THREE WAYS:

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                VOTE BY INTERNET: 24 HOURS A DAY, 7 DAYS A WEEK.
   Follow the instructions at our Website Address: http://www.eproxy.com/cnxt

   If you indicate that you will be attending the meeting, you will automatically be mailed an Admittance Card.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                       OR
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     VOTE BY PHONE: FOR U.S. SHAREOWNERS ONLY, CALL TOLL-FREE 1-800-840-1208
            ON A TOUCH TONE TELEPHONE 24 HOURS A DAY, 7 DAYS A WEEK.

   There is NO CHARGE to you for this call. Have your direction card in hand.

You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form.
OPTION 1: To vote as the Board of Directors recommends on ALL proposals, press
1.
                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1
OPTION 2: If you choose to vote on each proposal separately, Press 0. You will hear these instructions:
Proposal 1, Director Election Proposal: To vote FOR ALL nominees, press 1, to WITHHOLD FOR ALL nominees, press 9.
 TO WITHHOLD FOR AN INDIVIDUAL nominee, Press 0 and listen to the instructions.
Proposal 2 and All Other Proposals:     To vote FOR, press 1; AGAINST, press 9;
                                        ABSTAIN, press 0
The instructions are the same for all other proposals.
                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1

Press 1 to consent to view future Annual Reports and Proxy Materials for this account via the Internet.
                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                       OR
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 VOTE BY DIRECTION CARD: Mark, sign and date your direction card and return it promptly in the enclosed envelope.
NOTE: If you voted by Internet or telephone, THERE IS NO NEED TO MAIL BACK your direction card.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                              THANK YOU FOR VOTING.
------------------------------------------------------------
 TO VIEW OUR ANNUAL REPORT AND PROXY MATERIALS ONLINE GO TO:
                   http://www.conexant.com
------------------------------------------------------------